ANNUAL REPORT
AUGUST 31, 2001

PRUDENTIAL
California Municipal Fund/
California Income Series

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                            (LOGO)

Prudential California Municipal Fund      California Income Series
Performance at a Glance

INVESTMENT GOALS AND STYLE
The investment objective of the Prudential California Municipal Fund/ California Income Series (the Series) is to maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are subject to the AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/01

        55.8%   General Obligation Bonds
        29.9    Revenue Bonds
        10.5    Prerefunded
         2.5    Miscellaneous
         1.3    Cash Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 8/31/01

         8.1%   AAA
        36.1    AAA Insured
         0.8    AA
         6.6    A
        11.5    BBB
         2.0    BB
        34.9    Not Rated* (Prudential ratings used):
                 5.9    AAA
                 0.2    A
                 6.9    BBB
                 6.2    BB
                13.9    B
                 0.4    CCC and below
                 1.4    Other

*Unrated bonds are believed to be of comparable quality to permissible investments by the Series.

Ten Largest Issuers

Expressed as a percentage of
net assets as of 8/31/01

    5.9%    Foothill/Eastern Transportation
            Corridor Agency*
    5.0     Orange County Local
            Transportation Authority*
    4.5     San Joaquin Hills Transportation
            Corridor Agency
    3.6     Southern California Public
            Power Authority
    2.9     Long Beach Harbor Revenue

    2.2     Chula Vista Community
            Redevelopment Agency
    2.1     Sacramento City Finance Authority

    2.0     San Bernardino County

    1.8     Folsom Special Tax

    1.8     Puerto Rico Commonwealth


*Some issues are prerefunded, which means they are secured by escrowed cash and/or direct U.S. guaranteed obligations.
For details, see the Portfolio of Investments.

Holdings are subject to change.

                                   www.prudential.com    (800) 225-1852
Annual Report    August 31, 2001

Cumulative Total Returns1                                  As of 8/31/01

                  One        Five                Ten                Since
                 Year       Years                Years            Inception2
Class A          9.35%   39.80% (39.67)    107.95% (103.64)    123.79% (118.76)
Class B          8.98    37.59  (37.47)          N/A            57.15   (55.74)
Class C          8.71    35.89  (35.76)          N/A            54.80   (53.82)
Class Z          9.72         N/A                N/A            39.80   (39.68)
Lipper CA Muni
Debt Fund Avg.3  9.19        35.46              91.48                ***

Average Annual Total Returns1                              As of 9/30/01

                One         Five            Ten           Since
               Year         Years          Years        Inception2
    Class A    9.77%    6.52% (6.50)    7.37% (7.16)    7.68% (7.45)
    Class B    9.40     6.19  (6.17)        N/A         5.89  (5.77)
    Class C    9.14     5.92  (5.90)        N/A         6.21  (6.12)
    Class Z    10.14    6.71  (6.69)        N/A         6.79  (6.77)

Distributions and Yields                                As of 8/31/01

         Total Distributions    30-Day      Taxable Equivalent Yield4 at Tax Rates of
         Paid for 12 Months    SEC Yield               36%        39.1%
Class A         $0.52            3.95%                 6.80%      7.15%
Class B         $0.49            3.83                  6.60       6.93
Class C         $0.47            3.55                  6.12       6.43
Class Z         $0.55            4.32                  7.44       7.82

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses.

2 Inception dates: Class A, 12/3/90; Class B, 12/7/93; Class C,
  8/1/94; and Class Z, 9/18/96.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-, five-, and ten-year periods in the Lipper California Municipal Debt Fund category. Single-state municipal debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 104.41% for Class A, 52.58% for
   Class B, 54.56% for Class C, and 33.61% for Class Z, based on all funds in each share class.
                                                                     1

(LOGO)                                                October 15, 2001

DEAR SHAREHOLDER,
The horrific events that took place on September 11, 2001, will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue operations.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so.
We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies, and avoid making investment decisions based on emotional reactions. Those strategies should, where appropriate, include some allocation to debt securities as bonds can provide an income stream and may help to smooth portfolio volatility. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,


David R. Odenath, Jr., President
Prudential California Municipal Fund

Prudential California Municipal Fund      California Income Series
Annual Report    August 31, 2001


INVESTMENT ADVISER'S REPORT

Investors flocked to the municipal bond market during our fiscal year that began September 1, 2000, drawn by its solid total returns and the relative safety of tax-exempt securities compared with the heightened volatility in the stock market. This strong investor demand ultimately enabled the municipal debt market to absorb a flood of new tax-exempt bonds issued in the second half of our reporting period.

Prices of municipal bonds began to rally in the autumn of 2000 because investors expected the Federal Reserve (the Fed) to reduce short-term rates in order to revitalize a lackluster U.S. economy. (Bond prices move in the opposite direction of interest rates.) In anticipation of the lower interest-rate scenario that began to unfold in the autumn, we sold some of the Series' bonds maturing in 10 to 15 years and purchased deep-discount bonds maturing in 30 years. The 30-year bonds, due to their greater sensitivity to changes in the level of interest rates, experienced stronger price appreciation as the municipal market rallied. Furthermore, demand for 30-year bonds increased as investors reinvested proceeds received from maturing bonds and from bonds that were "called" or prematurely retired by state and local governments in December 2000 and January 2001.


SHIFTING FOCUS TO INTERMEDIATE-TERM MUNICIPAL BONDS
The long-awaited interest-rate cuts began in January 2001 when the Fed eased monetary policy twice and hinted that its lower-rate campaign was not over. As a result, our longer-term outlook for municipal bonds became less bullish. We reasoned that if the Fed continued to reduce rates, investors would eventually begin to anticipate stronger economic growth and demand higher yields on municipal bonds. Meanwhile, slower economic growth could also exert upward pressure on municipal bond yields if a weakened economy and lower tax revenues led state and local governments to issue significantly more bonds.
                                                                3

Prudential California Municipal Fund      California Income Series
Annual Report    August 31, 2001

In light of our concerns about the potential for higher municipal bond yields, we reversed our strategy. We took profits on the Series' deep-discount bonds maturing in 30 years and purchased debt securities maturing in 10 to 20 years. This approach worked well, particularly in the spring of 2001, as hope for improved economic conditions and a burgeoning supply of municipal securities temporarily forced municipal bond yields higher, causing their prices to fall.

The municipal market rally resumed in the summer of 2001, however, because economic conditions worsened even though the Fed cut rates again in March, April, May, June, and August. Altogether, the Fed eased monetary policy seven times during our fiscal year, which lowered the federal funds rate (what banks charge each other for overnight loans) by a total of three percentage points to 3.50%.

FLIGHT-TO-QUALITY TREND BOOSTS MUNICIPAL BONDS
With the economy stumbling along and the stock market sinking, investors increasingly sought refuge in safer assets such as municipal bonds during the summer of 2001. Evidence of solid demand for tax-exempt securities emerged in a report from the Investment Company Institute that showed $2.33 billion flowed into municipal bond funds in July, the largest monthly inflow in more than three years. This strong appetite for tax-exempt bonds helped the market digest the huge supply of municipal securities that was issued in the second half of our fiscal year.

As the rally continued in July and August, we maintained our emphasis on intermediate-term municipal bonds because these securities provided a solid rate of return with less interest-rate risk than longer-term bonds. Indeed, making timely shifts in this aspect of our strategy helped the Series' Class A shares post a 9.35% annual return that exceeded the 9.19% of their benchmark Lipper Average. For shareholders paying the initial Class A sales charge, the Series' return was 6.07%

4

                                  www.prudential.com    (800) 225-1852

LESS EXPOSURE TO THE MOST TROUBLED CALIFORNIA BONDS
The Series' relative performance also benefited from our more conservative approach to sector and security selection. In general, California bonds did not perform as well as the general municipal market because the Golden State's utility crisis hurt the financial health of many of its issuers. For example, California's general obligation (GO) bond rating was downgraded to A-plus from AA by Standard & Poor's Ratings Group (S&P) and to Aa3 from Aa2 by Moody's Investors Service because of the utility crisis and the state's weakened economic condition. We avoided municipal bonds of investor-owned California utility companies, which were hardest hit by the crisis, and we only held California GO bonds that were insured and rated AAA.

We also took steps to improve the Series' credit-quality profile by reducing its exposure to non-rated California bonds. We took profits on some of the Series' non-rated bonds, which stood at 34.9% of its total investments as of August 31, 2001, down from 40% at the beginning of our fiscal year. We invested some of the proceeds into AAA-rated insured bonds, which rose to 36% from 28%.

LOOKING AHEAD
After our fiscal year ended, the Fed lowered short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. The central bank expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect that its aggressive rate cuts, the tax rebates, and government spending to help certain businesses get back on their feet should spark an economic rebound in 2002.

A recovering economy is bound to fuel fears of higher inflation that could exert pressure on the bond market, particularly the 30-year sector. Under these economic conditions, we expect intermediate-term bonds to be one of
                                                                5

Prudential California Municipal Fund      California Income Series
Annual Report    August 31, 2001

the best performing maturity segments of the municipal market because their prices are less sensitive to swings in interest rates than prices of longer-term bonds. In other words, we believe intermediate-term bonds offer the most attractive risk/reward ratio in the municipal bond market. Therefore, we plan to continue emphasizing these securities in our asset allocation strategy.

Prudential California Municipal Fund Management Team

ANNUAL REPORT
AUGUST 31, 2001

PRUDENTIAL
California Municipal Fund/
California Income Series


                   FINANCIAL STATEMENTS

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.1%
----------------------------------------------------------------------------------------
Brea Pub. Fin. Auth. Rev., Tax
 Alloc. Redev. Proj., Ser. C       NR            8.10%         3/01/21   $    3,000      $  3,060,000
Brea Redev. Agcy., Ref., Tax
 Alloc., Ser. A                    Aaa           5.50          8/01/19        3,350         3,665,201
Buena Park Cmnty. Redev. Agcy.,
 Cent. Bus. Dist. Proj., Ser. B    NR            7.80          9/01/14        3,325(g)      3,472,697
California Cmnty. Dev. Comm.,
 Ref., Merged Redev. Proj.,
 Ser. A                            NR            5.70          8/01/28        2,250         2,248,650
California Infrastructure &
 Econ. Dev. Bk. Rev., Scripps
 Research Inst., Ser. A            A1            5.75          7/01/30        1,500         1,606,500
California Pollution Control
 Fin. Auth., Solid Waste
 Disposal Rev., Keller
 Canyon Landfill Co. Proj.         B1            6.875        11/01/27        2,500         2,537,525
California Rural Home Mtg. Fin.
 Auth., Single Family Mtg. Rev.,
 Mtg. Bkd. Secs., Ser. D,
 F.N.M.A., G.N.M.A., A.M.T.        AAA(c)        6.00         12/01/31        1,890         2,006,745
California St. Cmnty. Cap.
 Apprec. Cmnty. Facs., Dist. No.
 97-1                              NR            Zero          9/01/22        4,440         1,219,268
California St., Gen. Oblig.,
 A.M.B.A.C.                        Aaa           5.50          3/01/16        2,000         2,195,380
California St. Pub. Wks. Brd.
 Lease Rev., Dept. Of
 Corrections, Ser. A               Aaa           5.50          1/01/15        3,000         3,205,680
California Statewide Cmntys.
 Dev. Auth., Cert. of Part.        Aaa           5.30         12/01/15        1,900         2,021,847
Capistrano Unif. Sch. Dist.,
 Spec. Tax, No. 98-2               NR            5.70          9/01/20        1,000         1,006,510
Carson City Ltd. Oblig. Impvt.
 Rev., Assmt. Dist. No. 92-1       NR            7.375         9/02/22        2,270         2,383,114
Central California Joint Pwrs.
 Hlth. Fin. Auth.,
 Cert. of Part., Cmnty. Hosps.     Baa1          6.00          2/01/30        2,000         2,111,020
 Cert. of Part., Cmnty. Hosps.     Baa1          5.75          2/01/31        2,000         2,053,500

    8                                      See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
Chula Vista Cmnty. Redev. Agcy.,
 Ref. Tax Alloc. Sr. Bayfront,
 Ser. A                            BBB+(c)       7.625%        9/01/24   $    2,500      $  2,861,600
 Ref. Tax Alloc. Sub. Bayfront,
 Ser. C                            NR            8.25          5/01/24        2,500         2,787,375
Chula Vista Spec. Tax, Cmnty.
 Facs., Dist. No. 97-3             NR            6.05          9/01/29        2,765         2,865,729
Corona Cert. of Part., Vista
 Hosp. Sys., Inc., Ser. C          NR            8.375         7/01/11        2,000(e)(g)      740,000
Davis Pub. Facs. Fin. Auth.,
 Mace Ranch, Ser. A                NR            6.60          9/01/25        1,375         1,455,974
Delano Cert. of Part., Ser. A
 Ser. 92-A                         AAA(c)        9.25          1/01/22        2,765(f)(g)    3,069,620
East Bay Muni. Utility Dist.
 Wastewater, Treatment Sys.
 Rev., A.M.B.A.C.                  Aaa           5.55          6/01/20        2,000         2,108,740
El Dorado Cnty., Spec. Tax,
 Cmnty. Facs., Dist. No. 92-1      NR            6.125         9/01/16        1,000         1,041,220
 Cmnty. Facs., Dist. No. 92-1      NR            8.25          9/01/24        1,945(f)(g)    2,291,210
 Cmnty. Facs., Dist. No. 92-1      NR            6.25          9/01/29          485           502,504
Folsom Spec. Tax,
 Cmnty. Facs., Dist. No. 10        NR            6.875         9/01/19        2,000         2,179,140
 Cmnty. Facs., Dist. No. 7         NR            6.00          9/01/24        2,500         2,568,075
Fontana Pub. Fin. Auth., Tax
 Alloc. Rev., Sub Lien, N.
 Fontana Redev. Proj., Ser. A      NR            7.65         12/01/09        1,575(f)      1,626,471
Foothill/Eastern Trans. Corr.
 Agcy., Toll Rd. Rev.,
 Cap Apprec., Sr. Lien, Ser. A     Aaa           Zero          1/01/20       10,000         4,094,800
 Conv. Cap. Apprec., Sr. Lien,
 Ser. A, Zero Coupon (until
 1/01/05)                          Aaa           7.15          1/01/13        4,750(f)      4,853,265
 Conv. Cap. Apprec.                Baa3          Zero          1/15/26        4,800         3,092,160
 Conv. Cap. Apprec.                Baa3          Zero          1/15/28        4,890         3,150,138
Gateway Impvt. Auth. Rev., Marin
 City Cmnty. Facs. Dist., Ser. A   NR            7.75          9/01/25        2,100(f)      2,533,713

    See Notes to Financial Statements                                      9

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
Golden West Sch. Fin. Auth.,
 California Rev., Cap. Apprec.,
 Ref. Ser. A, M.B.I.A.             Aaa           Zero          2/01/19   $    2,110      $    892,762
Irvine Impvt. Bond Act of 1915,
 Assmt., Dist. No. 87-8,
 Grp. One                          NR            6.00%         9/02/24        3,000         3,088,230
Kings Cnty. Wst. Mgmt. Auth.,
 Solid Wst. Rev., A.M.T.           BBB(c)        7.20         10/01/14        1,200         1,298,268
La Mesa Impvt. Bond Act of 1915,
 Ltd. Oblig., Dist. No. 98-1       NR            5.75          9/02/23        1,000         1,006,800
La Mirada Redev. Agcy. Spec.
 Tax, Ref. Cmnty. Facs., Dist.
 No. 89-1                          NR            5.70         10/01/20        1,000           998,330
La Quinta Redev. Agcy., Tax
 Alloc.
 Ref. Proj. Area No. 1, M.B.I.A.   Aaa           7.30          9/01/10        1,000         1,269,930
 Ref. Proj. Area No. 1, M.B.I.A.   Aaa           7.30          9/01/11        1,000         1,269,040
Lincoln Impvt. Bond Act of 1915,
 Pub. Fin. Auth., Twelve Bridges   NR            6.20          9/02/25        2,930         3,004,598
Long Beach Hbr. Rev.,
 Ref. Ser. A., A.M.T., F.G.I.C.    Aaa           6.00          5/15/17        3,500(g)      4,090,730
 Ref. Ser. A., A.M.T., F.G.I.C.    Aaa           6.00          5/15/19        3,000         3,480,810
Los Angeles Cmnty. Facs., Dist.
 No. 5, Rowland Heights, Ser. A    NR            7.25          9/01/19        1,500(f)      1,725,930
Lynwood Pub. Fin. Auth. Rev.,
 Wtr. Sys. Impvt. Proj.            BBB(c)        6.50          6/01/21        1,500(g)      1,579,215
Met. Wtr. Dist. of Southern
 California, Waterworks Rev.,
 Linked S.A.V.R.S. & R.I.B.S.      Aa2           5.75          8/10/18        1,000(g)      1,129,230
Mojave Desert & Mtn. Solid Waste
 Joint Pwrs. Auth. Proj., Victor
 Valley Nat'l. Recov. Facs.,
 A.M.T.                            Baa1          7.875         6/01/20        1,175         1,281,960
Norco Spec. Tax Cmnty. Facs.,
 Dist. No. 97-1                    NR            7.10         10/01/30        1,320         1,432,886

    10                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
Ontario California Impvt. Bond
 Act of 1915, Assmt. Dist. 100C,
 Com. Ctr. III                     NR            8.00%         9/02/11   $      535      $    558,909
Orange Cnty. Cmnty. Facs. Dist.,
 Spec. Tax Rev., No. 88-1, Aliso
 Viejo, Ser. A                     AAA(c)        7.15          8/15/06          805(f)        857,019
 Spec. Tax, No. 1, Ladera Ranch,
 Ser. A                            NR            6.25          8/15/30        1,590         1,640,499
Orange Cnty. Loc. Trans. Auth.,
 Sales Tax Rev., Linked
 S.A.V.R.S. & R.I.B.S.,
 A.M.B.A.C., T.C.R.S.              Aaa           6.20          2/14/11       10,000(g)     11,803,300
 Spec. Tax Rev., Linked R.I.B.S.   Aa2           9.454(d)      2/14/11          750         1,019,062
Pico Rivera California Wtr.
 Auth. Rev., Wtr. Sys. Proj.,
 Ser. A, M.B.I.A                   Aaa           5.50          5/01/29        1,500(g)      1,659,750
Pittsburg California Redev.
 Agcy. Tax Alloc.,
 Ext. Spec. Redem., Los Medanos,
 Ser. B, F.S.A                     Aaa           5.80          8/01/34        2,700         3,041,172
 Los Medanos Cmnty. Dev. Proj.,
 A.M.B.A.C.                        Aaa           Zero          8/01/26        1,375           377,108
 Los Medanos Cmnty. Dev. Proj.,
 A.M.B.A.C.                        Aaa           Zero          8/01/30        4,145           918,449
Placentia Pub. Fin. Auth., Spec.
 Tax Rev., Jr. Lien, Ser. B        NR            6.60          9/01/15        1,500         1,530,000
Poway Cmnty. Facs., Dist. No.
 88-1, Parkway Bus. Ctr.           NR            6.75          8/15/15        1,000         1,097,610
Puerto Rico Commonwealth,
 Gen. Oblig., F.G.I.C.             Aaa           5.50          7/01/13        3,000(h)      3,310,080
 Rites, PA 642A, M.B.I.A.          NR            9.325(d)      7/01/10        1,000         1,296,680
Puerto Rico Indl. Tourist Edl.
 Med. & Environmental Clt. Fas.,
 Cogen Fac., AES Puerto Rico
 Proj., A.M.T.                     Baa2          6.625         6/01/26        3,750         4,103,850

    See Notes to Financial Statements                                     11

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
Puerto Rico Pub. Bldgs. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.,
 Cap. Apprec., Ser. J              Baa1          Zero          7/01/06   $    1,605      $  1,353,336
Redding Elec. Sys. Rev., Cert.
 of Part.,
 Linked S.A.V.R.S. & R.I.B.S.,
 M.B.I.A.                          Aaa           6.368%        7/01/22           50(g)         58,219
 M.B.I.A., R.I.B.S.                Aaa           10.231(d)     7/01/22        1,850         2,458,188
Richmond Redev. Agcy. Tax
 Alloc.,
 Cap. Apprec. Ref. Harbor,
 Ser. A., M.B.I.A.                 Aaa           Zero          7/01/20        1,150           446,258
 Cap. Apprec. Ref. Harbor,
 Ser. A., M.B.I.A.                 Aaa           Zero          7/01/21        1,150           420,302
Richmond Redev. Agcy.,
 Multifamily Hsg., Bridge
 Affordable Hsg.                   NR            7.50          9/01/23        2,470         2,540,691
Rio Vista Impvt. Bond Act of
 1915, Assmt. Dist. No. 96-1,
 River View Pt.                    NR            7.50          9/02/22        1,905         2,085,308
Riverside Cnty. Cert. of Part.,
 Air Force Village West, Inc.,
 Ser. A                            NR            8.125         6/15/20        3,000(f)(g)    3,189,660
Riverside Unified Sch. Dist.
 Spec. Tax,
 Cmnty. Facs. Dist. No. 7,
 Ser. A                            NR            6.90          9/01/20        1,320         1,435,896
 Cmnty. Facs. Dist. No. 7,
 Ser. A                            NR            7.00          9/01/30        1,000         1,086,350
Rocklin Unified Sch. Dist.,
 Cap. Apprec., Ser. C, M.B.I.A.    Aaa           Zero          8/01/12        1,110           696,869
 Cap. Apprec., Ser. C, M.B.I.A.    Aaa           Zero          8/01/13        1,165           690,321
 Cap. Apprec., Ser. C, M.B.I.A.    Aaa           Zero          8/01/14        1,220(g)        683,176
 Cap. Apprec., Ser. C, M.B.I.A.    Aaa           Zero          8/01/15        1,285           677,760
 Cap. Apprec., Ser. C, M.B.I.A.    Aaa           Zero          8/01/16        1,400           695,044
Roseville California Spec. Tax,
 Highland Cmnty. Fac., Dist.
 No. 1                             NR            6.30          9/01/25        1,900         1,976,874

    12                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
 Woodcreek Cmnty. Facs., Dist.
 No. 1                             NR            6.375%        9/01/27   $    1,000      $  1,040,090
Sacramento City. Fin. Auth.,
 Cap. Apprec., Tax Alloc. Comb.
 Proj., Ser. B, M.B.I.A.           Aaa           Zero         11/01/16        5,700         2,796,762
 Cap. Apprec., Tax Alloc. Comb.
 Proj., Ser. B, M.B.I.A.           Aaa           Zero         11/01/17        5,695         2,620,269
Sacramento Impvt. Bond Act of
 1915, Willowcreek II, Assmt.
 Dist. No. 96-1                    NR            6.70          9/02/22        2,420(g)      2,505,620
Sacramento Spec. Purpose Facs.,
 Y.M.C.A. of Sacramento            NR            7.25         12/01/18        2,005         2,104,669
San Bernardino Cnty., Cert. of
 Part., Med. Ctr. Fin. Proj.,
 M.B.I.A.                          Aaa           5.50          8/01/22        4,540         5,045,938
San Bruno Park Sch. Dist.,
 Cap. Apprec., F.S.A.              Aaa           Zero          8/01/20        1,275           492,698
 Cap. Apprec., F.S.A.              Aaa           Zero          8/01/21        1,220           443,994
 Cap. Apprec., F.S.A.              Aaa           Zero          8/01/22        1,080           369,814
San Diego California Redev.
 Agcy., Tax Alloc., North Bay
 Redev.                            Baa1          5.875         9/01/29        2,000         2,069,180
San Diego Spec. Tax, Cmnty.
 Facs., Dist. No. 1, Ser. B        NR            7.10          9/01/20        2,000(f)      2,364,620
San Francisco City & Cnty.,
 Redev. Agcy., Lease Rev.,
 Cap. Apprec.                      A1            Zero          7/01/06        1,500         1,273,845
 Cap. Apprec.                      A1            Zero          7/01/07        2,250         1,825,133
San Francisco City & Cnty.
 Arprt., Comm. Int'l. Arprt.
 Rev., Second Ser. Issue 8A,
 A.M.T., F.G.I.C.                  Aaa           6.25          5/01/20        2,000         2,142,160
San Joaquin Hills Trans.
 Corridor Agcy., Toll Rd. Rev.,
 Cap. Apprec., Ref., Ser. A,
 M.B.I.A.                          Aaa           Zero          1/15/32       10,000         2,047,800
 Cap. Apprec., Ref., Ser. A,
 M.B.I.A.                          Aaa           Zero          1/15/36        5,000           825,350

    See Notes to Financial Statements                                     13

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
 Cap. Apprec., Ref., Ser. A,
 M.B.I.A.                          Aaa           Zero          1/15/26   $    7,000      $  1,970,150
 Jr. Lien, C.A.B.S.                Aaa           Zero          1/01/11        2,000         1,374,380
 Sr. Lien, C.A.B.S.                Aaa           Zero          1/01/22       15,000         5,462,700
San Jose Unified Sch. Dist.,
 Santa Clara,
 Cap. Apprec., Ser. A., F.G.I.C.   Aaa           Zero          8/01/16        2,630         1,303,770
 Cap. Apprec., Ser. A., F.G.I.C.   Aaa           Zero          8/01/18        2,765         1,211,070
 Cap. Apprec., Ser. A., F.G.I.C.   Aaa           Zero          8/01/19        2,835         1,168,218
San Leandro Cmnty. Facs., Spec.
 Tax, Dist. No. 1                  NR            6.50%         9/01/25        2,160         2,238,818
San Luis Obispo, Certs. of
 Part., Vista Hosp. Sys., Inc.     NR            8.375         7/01/29        1,000(e)(g)      370,000
Santa Margarita, Dana Point
 Auth.,
 Impvt. Dists. 1, 2, 2A, 8,
 Ser. A, M.B.I.A.                  Aaa           7.25          8/01/09          905         1,130,046
 Impvt. Dists. 3, 3A, 4, 4A,
 Ser. B, M.B.I.A.                  Aaa           7.25          8/01/14        1,000         1,298,130
Santa Margarita Wtr. Dist.
 Spec. Tax,
 Cmnty Facs., Dist. No. 99-1       NR            6.20          9/01/20        2,000         2,094,060
 Cmnty Facs., Dist. No. 99-1       NR            6.25          9/01/29        2,000         2,087,620
South Orange Cnty., Pub. Fin.
 Auth., Sr. Lien, Ser. A,
 M.B.I.A.                          Aaa           7.00          9/01/10        2,535(g)      3,161,627
South San Francisco Redev.
 Agcy., Tax Alloc., Gateway
 Redev. Proj.                      NR            7.60          9/01/18        2,375(f)      2,543,198
South Tahoe Joint Pwrs. Fin.
 Auth. Rev., Ref. Redev.
 Proj. Area No. 1, Ser. B          BBB-(c)       6.00         10/01/28        3,000         3,065,610
Southern California Pub. Pwr.
 Auth.,
 Pwr. Proj. Rev.                   A2            6.75          7/01/10        4,250(g)      5,126,307
 Pwr. Proj. Rev., Ref., Palo
 Verde Proj., Ser. C, A.M.B.A.C.   Aaa           Zero          7/01/16        8,400         4,247,712

    14                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
Stockton Cmnty. Facs. Dist.,
 Sepc. Tax, No. 90-2, Brookside
 Estates                           NR            6.20%         8/01/15   $    1,050      $  1,105,020
Sulphur Springs Unified Sch.
 Dist., Int. Accrual, Ser. A,
 M.B.I.A.                          Aaa           Zero          9/01/11        3,000         1,987,500
Temecula Valley Unified Sch.
 Dist., Cmnty. Facs., Spec. Tax,
 Dist. No. 89-1,                   NR            8.60          9/01/17        2,600(g)      2,666,014
Tobacco Securitization Auth., N.
 Ca. Settlement Rev., Asset Bkd.
 Bds., Ser. A                      A1            5.375         6/01/41        2,500         2,519,600
Tustin California Unified Sch.
 Dist.,
 Bond Anticipation Nts., Cmnty.
 Facs.,
 Dist. No. 97-1                    NR            6.10          9/01/02        1,000         1,026,530
 Spec. Tax, Cmnty Facs.,
 Dist. No. 97-1                    NR            6.375         9/01/35        1,500         1,560,345
Vacaville Cmnty. Redev. Agcy.,
 Multifamily Rev., Cmnty Hsg.
 Fin., Issue A                     A-(c)         7.375        11/01/14        1,110(f)      1,289,032
Vallejo Cert. of Part., Touro
 Univ.                             Ba2           7.375         6/01/29        2,500(g)      2,615,375
Ventura California Port Dist.,
 Cert. of Part.                    NR            6.375         8/01/28        3,500         3,559,220
Victor Valley,
 Union H.S. Dist., Cap. Apprec.,
 M.B.I.A.                          Aaa           Zero          9/01/17        4,500         2,119,950
 Union H.S. Dist., Cap. Apprec.,
 M.B.I.A.                          Aaa           Zero          9/01/19        5,450         2,280,171
 Union H.S. Dist., Cap. Apprec.,
 M.B.I.A.                          Aaa           Zero          9/01/20        5,850         2,297,529
Virgin Islands Territory, Hugo
 Ins. Claims Fund Proj., Ser. 91   NR            7.75         10/01/06          695(f)        708,601
West Contra Costa Unified Sch.
 Dist., Cert. of Part.             Baa3          6.875         1/01/09          925         1,009,684
                                                                                         ------------
Total long-term investments
 (cost $231,941,557)                                                                      256,437,759
                                                                                         ------------

    See Notes to Financial Statements                                     15

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                               Principal
                                   Rating        Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)   Rate         Date       (000)           (Note 1)
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.4%
----------------------------------------------------------------------------------------
Mun. Secs. Trust Rcpts., SGA
 119, F.G.I.C., F.R.D.D.           NR            2.45%         9/04/01   $    1,100      $  1,100,000
Mun. Secs. Trust Certs., Ser.
 2001, 136 Trust Certs. Class A,
 F.G.I.C., F.R.D.D.                NR            2.45          9/04/01          500           500,000
San Jose Redev. Agcy., Tax
 Alloc., Fltr Certificates Ser.
 149, M.B.I.A., F.R.W.D.           VMIG1         1.90          9/06/01        2,000         2,000,000
                                                                                         ------------
Total short-term instruments
 (cost $3,600,000)                                                                          3,600,000
                                                                                         ------------
                                                                         Contracts
                                                                         ----------
OUTSTANDING PUT OPTIONS PURCHASED
United States Treasury Bonds
 Futures, Sept. 01 @ 104
 (cost $38,452)                                                                  50            16,405
                                                                                         ------------
Total Investments  100.5%
 (cost $ 235,580,009; Note 4)                                                             260,054,164
Liabilities in excess of other
 assets  (0.5)%                                                                            (1,362,065)
                                                                                         ------------
Net Assets  100%                                                                         $258,692,099
                                                                                         ------------
                                                                                         ------------

    16                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.A.B.S.--Capital Appreciation Bonds.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Notes (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
    T.C.R.S.--Transferable Custodial Receipts.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issue in default on interest payment, non-income producing security.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) All or partial principal amount segregated as collateral for futures contracts or when-issued securities.
(h) Represents a when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     17

       Prudential California Municipal Fund     California Income Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $235,580,009)                           $ 260,054,164
Cash                                                                       52,707
Interest receivable                                                     3,683,239
Receivable for Series shares sold                                         412,440
Unrealized appreciation on interest rate swaps                             47,502
Other assets                                                                4,105
                                                                   ---------------
      Total assets                                                    264,254,157
                                                                   ---------------
LIABILITIES
Payable for investments purchased                                       3,169,860
Payable for Series shares reacquired                                    1,558,704
Due to broker - termination fee on interest rate swaps                    438,683
Dividends payable                                                         148,093
Management fee payable                                                    108,411
Distribution fee payable                                                   73,334
Accrued expenses                                                           49,219
Deferred trustee's fees                                                    14,035
Due to broker-variation margin                                              1,719
                                                                   ---------------
      Total liabilities                                                 5,562,058
                                                                   ---------------
NET ASSETS                                                          $ 258,692,099
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     232,806
   Paid-in capital in excess of par                                   238,479,102
                                                                   ---------------
                                                                      238,711,908
   Undistributed net investment income                                    293,733
   Accumulated net realized loss on investments                        (4,897,387)
   Net unrealized appreciation on investments                          24,583,845
                                                                   ---------------
Net assets, August 31, 2001                                         $ 258,692,099
                                                                   ---------------
                                                                   ---------------

    18                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Statement of Assets and Liabilities Cont'd.

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($167,008,968
      / 15,030,051 shares of beneficial interest issued and
      outstanding)                                                         $11.11
   Maximum sales charge (3% of offering price)                                .34
                                                                   ---------------
   Maximum offering price to public                                        $11.45
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($78,236,866 / 7,040,519 shares of beneficial
      interest issued and outstanding)                                     $11.11
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($9,394,058 /
      845,342 shares of beneficial interest issued and
      outstanding)                                                         $11.11
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $11.22
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,052,207 / 364,638 shares of beneficial interest
      issued and outstanding)                                              $11.11
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     19

       Prudential California Municipal Fund     California Income Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $14,588,059
                                                                   ---------------
Expenses
   Management fee                                                      1,280,539
   Distribution fee--Class A                                             411,060
   Distribution fee--Class B                                             395,228
   Distribution fee--Class C                                              62,596
   Custodian's fees and expenses                                          97,000
   Transfer agent's fees and expenses                                     53,000
   Reports to shareholders                                                51,000
   Legal fees and expenses                                                36,000
   Registration fees                                                      35,000
   Audit fee                                                              13,000
   Trustees' fees and expenses                                            13,000
   Miscellaneous                                                           7,008
                                                                   ---------------
      Total expenses                                                   2,454,431
Custodian fee credit (Note 1)                                               (296)
                                                                   ---------------
   Net expenses                                                        2,454,135
                                                                   ---------------
Net investment income                                                 12,133,924
                                                                   ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                                51,958
   Interest rate swaps                                                  (288,733)
   Financial futures transactions                                        122,064
                                                                   ---------------
                                                                        (114,711)
                                                                   ---------------
Net change in unrealized appreciation on:
   Investments                                                        10,382,631
   Interest rate swaps                                                    47,502
   Financial futures contracts                                            62,188
                                                                   ---------------
                                                                      10,492,321
                                                                   ---------------
Net gain on investments                                               10,377,610
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $22,511,534
                                                                   ---------------
                                                                   ---------------

    20                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2001               2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $  12,133,924      $  13,502,262
   Net realized gain (loss) on investment
      transactions                                      (114,711)          (698,026)
   Net change in unrealized appreciation on
      investments                                     10,492,321          4,355,308
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      22,511,534         17,159,544
                                                  ---------------    ---------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                         (7,935,176)        (8,940,906)
      Class B                                         (3,619,215)        (3,903,458)
      Class C                                           (361,242)          (424,644)
      Class Z                                           (218,291)          (233,254)
                                                  ---------------    ---------------
                                                     (12,133,924)       (13,502,262)
                                                  ---------------    ---------------
   Distributions in excess of net investment
      income
      Class A                                             (2,442)           (29,079)
      Class B                                             (1,183)           (12,950)
      Class C                                               (123)            (1,428)
      Class Z                                                (60)              (623)
                                                  ---------------    ---------------
                                                          (3,808)           (44,080)
                                                  ---------------    ---------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                      31,072,904         64,974,467
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      and distributions                                5,414,668          6,255,584
   Cost of shares reacquired                         (48,547,384)       (98,900,936)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                   (12,059,812)       (27,670,885)
                                                  ---------------    ---------------
Total decrease                                        (1,686,010)       (24,057,683)
NET ASSETS
Beginning of year                                    260,378,109        284,435,792
                                                  ---------------    ---------------
End of year(a)                                     $ 258,692,099      $ 260,378,109
                                                  ---------------    ---------------
                                                  ---------------    ---------------
(a) Includes undistributed net investment
income of                                          $     293,733      $          --
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     21

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements

      Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series: California Income Series (the 'Series'), California Series and California Money Market Series. These financial statements relate to California Income Series. The Financial statements of the other series are not presented herein. The Series commenced investment operations on December 3, 1990.

      The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

      Security Valuations:    The Series values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss)

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series
                                                                          23

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised American Institute of Certified Public Accountants ('AICPA') Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Series to amortize market discount on all fixed-income securities. Upon initial adoption, the Series will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Series expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      Reclassification of Capital Accounts:    The Series accounts for and
reports distributions to shareholders in accordance with the AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid in capital by $126,390, increase accumulated net realized loss by $171,151, and increase undistributed net investment income by $297,541. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation. PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's
                                                                          25

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2001.

      PIMS has advised the Series that it received approximately $131,900 and $25,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2001, they received approximately $232,700 and $6,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was
 .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $47,000 for the services of PMFS. As of August 31, 2001 approximately $4,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2001 were $80,680,765 and $90,166,527, respectively.

      The United States federal income tax basis of the Fund's investments at August 31, 2001 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $24,474,155 (gross unrealized appreciation--$26,389,222; gross unrealized depreciation--$1,915,067).

      For federal income tax purposes, the Series has a capital loss carryforward at August 31, 2001 of approximately $4,657,823 of which $1,520,883 expires in 2003, $975,713 expires in 2004, $911,447 expires in 2008 and $1,249,780 expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      For federal income tax purposes, the Series will elect to treat net capital losses of $177,376 incurred in the ten month period ended August 31, 2001 as being incurred in the next year.
                                                                          27

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

      During the year ended August 31, 2001, the Series entered into financial futures contracts and interest rate swap agreements. Details of financial futures contracts open at year end are as follows:

                                                    Value at        Value at
Number of                         Expiration       August 31,        Trade          Unrealized
Contracts           Type             Date             2001            Date         Appreciation
---------     ----------------    -----------     ------------     ----------     ---------------
                 Long: U.S.
               Treasury Bonds
    55            Futures          9/19/2001       $5,938,281      $5,876,093         $62,188
                                                                                  ---------------
                                                                                  ---------------

      For the interest rate swap agreement, the Series receives a floating rate and pays a respective fixed rate of interest. Details of the swap agreement open at year end are as follows:

                   Termination      Notional       Fixed        Floating       Unrealized
 Counterparty         Date           Amount         Rate          Rate        Appreciation
--------------     -----------     -----------     ------     ------------    -------------
Morgan Stanley        6/5/2021     $10,650,000       4.49%    BMA* LIBOR         $47,502
                                                                              -------------
                                                                              -------------

* Bond Market Association(TM)

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                    1,078,740    $ 11,675,231
Shares issued in reinvestment of dividends                       323,033       3,478,024
Shares reacquired                                             (2,576,118)    (27,751,465)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,174,345)    (12,598,210)
Shares issued upon conversion from Class B                       530,937       5,743,134
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (643,408)   $ (6,855,076)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                    4,664,081    $ 47,656,875
Shares issued in reinvestment of dividends                       398,989       4,096,741
Shares reacquired                                             (7,048,893)    (72,195,003)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,985,823)    (20,441,387)
Shares issued upon conversion from Class B                       158,801       1,630,903
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,827,022)   $(18,810,484)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                    1,235,008    $ 13,323,356
Shares issued in reinvestment of dividends                       144,373       1,554,643
Shares reacquired                                             (1,363,098)    (14,654,227)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      16,283         223,772
Shares reacquired upon conversion into Class A                  (530,937)     (5,743,134)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (514,654)   $ (5,519,362)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                    1,303,211    $ 13,414,428
Shares issued in reinvestment of dividends                       167,619       1,720,710
Shares reacquired                                             (1,815,491)    (18,615,231)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (344,661)     (3,480,093)
Shares reacquired upon conversion into Class A                  (158,801)     (1,630,903)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (503,462)   $ (5,110,996)
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          29

       Prudential California Municipal Fund     California Income Series
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      373,310    $  4,043,564
Shares issued in reinvestment of dividends                        23,263         250,589
Shares reacquired                                               (330,321)     (3,552,286)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     66,252    $    741,867
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      151,693    $  1,563,439
Shares issued in reinvestment of dividends                        28,025         287,690
Shares reacquired                                               (434,581)     (4,447,901)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (254,683)   $ (2,596,772)
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2001:
Shares sold                                                      187,414    $  2,030,753
Shares issued in reinvestment of dividends                        12,216         131,412
Shares reacquired                                               (242,197)     (2,589,406)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (42,567)   $   (427,241)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      230,133    $  2,339,725
Shares issued in reinvestment of dividends                        14,647         150,443
Shares reacquired                                               (357,044)     (3,642,801)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (112,264)   $ (1,152,633)
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential California Municipal Fund     California Income Series

                  Financial
                      Highlights

' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential California Municipal Fund     California Income Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   10.66
                                                                   ---------------
Income from investment operations
Net investment income                                                       .52
Net realized and unrealized gain (loss) on investment
transactions                                                                .45
                                                                   ---------------
      Total from investment operations                                      .97
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.52)
Distributions in excess of net investment income                             --(c)
                                                                   ---------------
      Total distributions                                                  (.52)
                                                                   ---------------
Net asset value, end of year                                          $   11.11
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           9.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 167,009
Average net assets (000)                                              $ 164,424
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .87%
   Expenses, excluding distribution and service (12b-1) fees                .62%
   Net investment income                                                   4.83%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   32%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    32                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.49             $  11.19             $  10.71             $  10.33
----------------     ----------------     ----------------     ----------------
         .54                  .56(a)               .59(a)               .60(a)
         .17                 (.70)                 .49                  .38
----------------     ----------------     ----------------     ----------------
         .71                 (.14)                1.08                  .98
----------------     ----------------     ----------------     ----------------
        (.54)                (.56)                (.59)                (.60)
          --(c)                --                 (.01)                  --(c)
----------------     ----------------     ----------------     ----------------
        (.54)                (.56)                (.60)                (.60)
----------------     ----------------     ----------------     ----------------
    $  10.66             $  10.49             $  11.19             $  10.71
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        7.10%               (1.37)%              10.31%                9.72%
    $167,153             $183,593             $181,512             $156,684
    $171,688             $187,106             $165,771             $153,019
         .86%                 .76%(a)              .68%(a)              .73%(a)
         .61%                 .56%(a)              .58%(a)              .63%(a)
        5.21%                5.03%(a)             5.39%(a)             5.66%(a)
          34%                  23%                  10%                  16%

    See Notes to Financial Statements                                     33

       Prudential California Municipal Fund     California Income Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.67
                                                                   ---------------
Income from investment operations
Net investment income                                                      .49
Net realized and unrealized gain (loss) on investment
transactions                                                               .44
                                                                   ---------------
      Total from investment operations                                     .93
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.49)
Distributions in excess of net investment income                            --(c)
                                                                   ---------------
      Total distributions                                                 (.49)
                                                                   ---------------
Net asset value, end of year                                           $ 11.11
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          8.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $78,237
Average net assets (000)                                               $79,046
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.12%
   Expenses, excluding distribution and service (12b-1) fees               .62%
   Net investment income                                                  4.58%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    34                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.49             $  11.19             $  10.71             $  10.33
    --------             --------             --------             --------
         .51                  .53(a)               .55(a)               .55(a)
         .18                 (.70)                 .49                  .38
    --------             --------             --------             --------
         .69                 (.17)                1.04                  .93
    --------             --------             --------             --------
        (.51)                (.53)                (.55)                (.55)
          --(c)                --                 (.01)                  --(c)
    --------             --------             --------             --------
        (.51)                (.53)                (.56)                (.55)
    --------             --------             --------             --------
    $  10.67             $  10.49             $  11.19             $  10.71
    --------             --------             --------             --------
    --------             --------             --------             --------
        6.93%               (1.67)%               9.87%                9.28%
    $ 80,580             $ 84,546             $ 70,535             $ 47,436
    $ 78,743             $ 81,163             $ 56,011             $ 40,983
        1.11%                1.06%(a)             1.08%(a)             1.13%(a)
         .61%                 .56%(a)              .58%(a)              .63%(a)
        4.96%                4.78%(a)             4.99%(a)             5.26%(a)

    See Notes to Financial Statements                                     35

       Prudential California Municipal Fund     California Income Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.67
                                                                       -------
Income from investment operations
Net investment income                                                      .47
Net realized and unrealized gain (loss) on investment
transactions                                                               .44
                                                                       -------
      Total from investment operations                                     .91
                                                                       -------
Less distributions
Dividends from net investment income                                      (.47)
Distributions in excess of net investment income                            --(c)
                                                                       -------
      Total distributions                                                 (.47)
                                                                       -------
Net asset value, end of year                                           $ 11.11
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          8.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 9,394
Average net assets (000)                                               $ 8,346
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.37%
   Expenses, excluding distribution and service (12b-1) fees               .62%
   Net investment income                                                  4.33%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    36                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  10.49             $  11.19              $10.71               $10.33
    --------             --------             -------              -------
         .49                  .50(a)              .52(a)               .53(a)
         .18                 (.70)                .49                  .38
    --------             --------             -------              -------
         .67                 (.20)               1.01                  .91
    --------             --------             -------              -------
        (.49)                (.50)               (.52)                (.53)
          --(c)                --                (.01)                  --(c)
    --------             --------             -------              -------
        (.49)                (.50)               (.53)                (.53)
    --------             --------             -------              -------
    $  10.67             $  10.49              $11.19               $10.71
    --------             --------             -------              -------
    --------             --------             -------              -------
        6.66%               (1.91)%              9.60%                9.01%
    $  8,309             $ 10,847              $5,960               $3,611
    $  9,021             $  9,088              $4,491               $3,135
        1.36%                1.31%(a)            1.33%(a)             1.38%(a)
         .61%                 .56%(a)             .58%(a)              .63%(a)
        4.71%                4.53%(a)            4.74%(a)             5.01%(a)

    See Notes to Financial Statements                                     37

       Prudential California Municipal Fund     California Income Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 10.65
                                                                       -------
Income from investment operations
Net investment income                                                      .55
Net realized and unrealized gain (loss) on investment
transactions                                                               .46
                                                                       -------
      Total from investment operations                                    1.01
                                                                       -------
Less distributions
Dividends from net investment income                                      (.55)
Distributions in excess of net investment income                            --(c)
                                                                       -------
      Total distributions                                                 (.55)
                                                                       -------
Net asset value, end of period                                         $ 11.11
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          9.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $ 4,052
Average net assets (000)                                               $ 4,292
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .62%
   Expenses, excluding distribution and service (12b-1) fees               .62%
   Net investment income                                                  5.09%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
    38                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Income Series
             Financial Highlights Cont'd.

                                         Class Z
------------------------------------------------------------------------------------------
                    Year Ended August 31,                            September 18, 1996(d)
--------------------------------------------------------------        through August 31,
      2000                   1999                   1998                     1997
------------------------------------------------------------------------------------------
     $10.49                 $11.19                 $10.71                   $ 10.38
    -------                -------                -------                   -------
        .56                    .58(a)                 .61(a)                    .57(a)
        .16                   (.70)                   .49                       .33
    -------                -------                -------                   -------
        .72                   (.12)                  1.10                       .90
    -------                -------                -------
       (.56)                  (.58)                  (.61)                     (.57)
         --(c)                  --                   (.01)                       --(c)
    -------                -------                -------                   -------
       (.56)                  (.58)                  (.62)                     (.57)
    -------                -------                -------                   -------
     $10.65                 $10.49                 $11.19                   $ 10.71
    -------                -------                -------                   -------
    -------                -------                -------                   -------
       7.26%                 (1.18)%                10.42%                     8.86%
     $4.336                 $5,449                 $4,507                   $ 1,963
     $4,281                 $4,725                 $3,312                   $   970
        .61%                   .56%(a)                .58%(a)                   .63%(a)(e)
        .61%                   .56%(a)                .58%(a)                   .63%(a)(e)
       5.45%                  5.28%(a)               5.49%(a)                  5.76%(a)(e)

    See Notes to Financial Statements                                     39

       Prudential California Municipal Fund     California Income Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Income Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Income Series (the 'Fund', one of the portfolios constituting Prudential California Municipal Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001

       Prudential California Municipal Fund     California Income Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2001, dividends paid from net investment income of $.52 per share for Class A shares, $.49 per Class B share, $.47 per Class C share and $.55 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2001.
                                                                          41

Prudential California Municipal Fund      California Income Series

Class A     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 8/31/01

                       One Year    Five Years      Ten Years     Since Inception
With Sales Charge      6.07%      6.28% (6.26)    7.27% (7.04)     7.48% (7.25)
Without Sales Charge   9.35%      6.93% (6.91)    7.60% (7.37)     7.78% (7.56)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in Prudential California Municipal Fund/California Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment;
(b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 8/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge        3.98%    6.43% (6.42)      N/A        6.02% (5.90)
Without Sales Charge     8.98%    6.59% (6.57)      N/A        6.02% (5.90)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential California Municipal Fund/California Income Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Mini Bond Index) by portraying the initial account values at the commencement of operations of Class B shares (December 7, 1993) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. This conversion feature is not reflected in the graph. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential California Municipal Fund      California Income Series

Class C     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 8/31/01

                      One Year     Five Years    Ten Years    Since Inception
With Sales Charge      6.63%      6.11% (6.09)      N/A         6.21% (6.12)
Without Sales Charge   8.71%      6.32% (6.31)      N/A         6.36% (6.27)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential California Municipal Fund/California Income Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Mini Bond Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com(800) 225-1852

Class Z     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 8/31/01

    One Year    Five Years    Ten Years    Since Inception
      9.72%        N/A           N/A        7.00% (6.98)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential California Municipal Fund/California Income Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Mini Bond Index) by portraying the initial account values at the commencement of operations of Class Z shares (September 18, 1996) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101
Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022


Fund Symbols    NASDAQ       CUSIP
Class A         PBCAX      744313305
Class B         PCAIX      744313404
Class C         PCICX      744313800
Class Z         PCIZX      744313875

MF146E

                                            ANNUAL REPORT
                                            AUGUST 31, 2001

PRUDENTIAL
California Municipal Fund/
California Series

FUND TYPE
Municipal bond

OBJECTIVE
Maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                            (LOGO)

Prudential California Municipal Fund      California Series
Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential California Municipal Fund/California Series (the Series) seeks to maximize current income that is exempt from California State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are subject to AMT. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 8/31/01

        56.0%   General Obligation Bonds
        40.3    Revenue Bonds
         2.5    Prerefunded
         1.2    Miscellaneous

Credit Quality

Expressed as a percentage of
total investments as of 8/31/01

         6.4%   AAA
        48.5    AAA Insured
         7.0    AA
         9.6    A
        17.7    BBB
        10.8    Not Rated* (Prudential ratings used):
                1.4     AAA
                5.2     BBB
                2.3     B
                1.9     CCC and below

Ten Largest Issuers

Expressed as a percentage of
net assets as of 8/31/01
    10.3%   Southern California Public
            Power Authority
    10.2    Santa Margarita/Dana Point
            Authority
     7.8    Orange County Local
            Transportation Authority
     5.4    Foothill/Eastern Transportation
            Corridor Agency
     4.8    Long Beach Harbor Revenue

     4.2    Metro Water District of
            Southern    California
     3.8    Chula Vista

     3.8    Brea Public Finance

     3.6    San Bernardino County

     3.3    South Orange County Public
            Finance Authority

Holdings are subject to change.

                                www.prudential.com    (800) 225-1852
Annual Report    August 31, 2001

Cumulative Total Returns1                              As of 8/31/01

                                   One        Five               Ten               Since
                                  Year        Years             Years            Inception2
Class A                           9.91%   39.46% (39.35)    95.72% (95.40)    121.21% (120.85)
Class B                           9.63    37.38  (37.27)    88.83  (88.53)    242.15  (233.56)
Class C                           9.36    35.69  (35.58)         N/A           52.15   (51.91)
Class Z                          10.17         N/A               N/A           39.72   (39.61)
Lipper CA Muni Debt Fund Avg.3    9.19        35.46             91.48               ***

Average Annual Total Returns1                              As of 9/30/01

            One        Five             Ten            Since
           Year        Years           Years          Inception2
Class A    7.05%    5.88% (5.86)    6.42% (6.41)    6.72% (6.71)
Class B    5.10     6.03  (6.02)    6.37  (6.35)    7.46  (7.30)
Class C    7.75     5.72  (5.70)        N/A         5.82  (5.80)
Class Z    10.53    6.73  (6.72)        N/A         6.79  (6.77)

Distributions and Yields                              As of 8/31/01

          Total Distributions    30-Day        Taxable Equivalent Yield4 at Tax Rates of
          Paid for 12 Months    SEC Yield                   36%      39.1%
Class A          $0.56            3.37%                   5.81%      6.10%
Class B          $0.53            3.22                    5.55       5.83
Class C          $0.50            2.95                    5.08       5.34
Class Z          $0.59            3.72                    6.41       6.73

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses.

2 Inception dates: Class A, 1/22/90; Class B, 9/19/84; Class C,
  8/1/94; and Class Z, 9/18/96.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-, five-, and ten-year periods in the Lipper California Municipal Debt Fund category. Single-state municipal debt funds limit their securities that are exempt from taxation in a specified state (double tax exempt) or city (triple tax exempt).

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 119.03% for Class A, 272.77%
   for Class B, 54.56% for Class C, and 33.61% for Class Z, based on all funds in each share class.
                                                                       1

(LOGO)                                          October 15, 2001

DEAR SHAREHOLDER,
The horrific events that took place on September 11, 2001, will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue operations.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies, and avoid making investment decisions based on emotional reactions. Those strategies should, where appropriate, include some allocation to debt securities as bonds can provide an income stream and may help to smooth portfolio volatility. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,


David R. Odenath, Jr., President
Prudential California Municipal Fund

Prudential California Municipal Fund      California Series
Annual Report    August 31, 2001

INVESTMENT ADVISER'S REPORT

Investors flocked to the municipal bond market during our fiscal year that began September 1, 2000, drawn by its solid total returns and the relative safety of tax-exempt securities compared with the heightened volatility in the stock market. This strong investor demand ultimately enabled the municipal debt market to absorb a flood of new tax-exempt bonds issued in the second half of our reporting period.

Prices of municipal bonds began to rally in the autumn of 2000 because investors expected the Federal Reserve (the Fed) to reduce short-term interest rates in order to revitalize a lackluster U.S. economy. (Bond prices move in the opposite direction of interest rates.) In anticipation of the lower interest-rate scenario that began to unfold in the autumn, we sold some of the Series' bonds maturing in 10 to 15 years and purchased deep-discount bonds maturing in 30 years. The
30-year bonds, due to their greater sensitivity to changes in the level of interest rates, experienced stronger price appreciation as the municipal market rallied. Furthermore, demand for 30-year bonds increased as investors reinvested proceeds received from maturing bonds and from bonds that were "called" or prematurely retired by state and local governments in December 2000 and January 2001.

SHIFTING FOCUS TO INTERMEDIATE-TERM MUNICIPAL BONDS
The long-awaited Fed rate cuts began in January 2001 when the central bank eased monetary policy twice and hinted that its lower-rate campaign was not over. As a result, our longer-term outlook for municipal bonds became less bullish. We reasoned that if the Fed continued to reduce interest rates, investors would eventually begin to anticipate stronger economic growth and demand higher yields on municipal bonds. Meanwhile, slower economic growth could also exert upward pressure on municipal bond yields if a weakened economy and lower tax revenues led state and local governments to issue significantly more municipal securities.
                                                                  3

Prudential California Municipal Fund      California Series
Annual Report    August 31, 2001

In light of our concerns about the potential for higher municipal bond yields, we reversed our strategy. We took profits on the Series' deep-discount bonds maturing in 30 years and purchased debt securities maturing in 10 to 20 years. This approach worked well, particularly in the spring of 2001, as hope for improved economic conditions and a burgeoning supply of municipal securities temporarily forced municipal bond yields higher, causing their prices to fall. The municipal market rally resumed in the summer of 2001, however, because economic conditions worsened even though the Fed cut rates again in March, April, May, June, and August. Altogether, the Fed eased monetary policy seven times during our fiscal year, which lowered the federal funds rate (what banks charge each other for overnight loans) by a total of three percentage points to 3.50%.

FLIGHT-TO-QUALITY TREND BOOSTS MUNICIPAL BONDS
With the economy stumbling along and the stock market sinking, investors increasingly sought refuge in safer assets such as municipal bonds during the summer of 2001. Evidence of solid demand for tax-exempt securities emerged in a report from the Investment Company Institute that showed $2.33 billion flowed into municipal bond funds in July, the largest monthly inflow in more than three years. This strong appetite for tax-exempt bonds helped the market digest the huge supply of municipal securities that was issued in the second half of our fiscal year.

As the rally continued in July and August, we maintained our emphasis on intermediate-term municipal bonds because these securities provided a solid total rate of return with less interest-rate risk than longer-term bonds. Indeed, making timely shifts in this aspect of our strategy helped the Series' Class A shares post a 9.91% annual return that exceeded the 9.19% of their benchmark Lipper Average. For shareholders paying the initial Class A sales charge, the Series' return was 6.61%.

                                     www.prudential.com    (800) 225-1852

Another factor that aided the Series' relative performance was its exposure to California bonds rated BBB, which stood at approximately 17% of its total investments as of August 31, 2001. As yields on municipal securities declined during the summer, bargain hunters increasingly turned to bonds rated BBB, the lowest investment-grade ratings category according to Moody's Investors Service. This pickup in demand boosted prices of BBB-rated bonds so that their yields moved more in line with the yields of higher-rated municipal securities.

LESS EXPOSURE TO THE MOST TROUBLED CALIFORNIA BONDS
The Series' relative performance also benefited from our more conservative approach to sector selection. In general, California bonds did not perform as well as the general municipal market because the Golden State's utility crisis hurt the financial health of many of its issuers. For example, California's general obligation (GO) bond rating was downgraded to A-plus from AA by Standard & Poor's Ratings Group (S&P) and to Aa3 from Aa2 by Moody's Investors Service because of the utility crisis and the state's weakened economic condition. We avoided municipal bonds of investor-owned California utility companies, which were hardest hit by the crisis, and we only held California GO bonds that were insured and rated AAA.

LOOKING AHEAD
After our fiscal year ended, the Fed lowered short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. The central bank expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect that its aggressive rate cuts, the tax rebates, and government spending to help certain businesses get back on their feet should spark an economic rebound in 2002.
                                                                   5

Prudential California Municipal Fund      California Series
Annual Report    August 31, 2001

A recovering economy is bound to fuel fears of higher inflation that could exert pressure on the bond market, particularly the 30-year sector. Under these economic conditions, we expect intermediate-term bonds to be one of the best performing maturity segments of the municipal market because their prices are less sensitive to swings in interest rates than prices of longer-term bonds. In other words, we believe intermediate-term bonds offer the most attractive risk/reward ratio in the municipal bond market. Therefore, we plan to continue emphasizing these securities in our asset allocation strategy. Prudential California Municipal Fund Management Team

Prudential California Municipal Fund      California Series

       Prudential California Municipal Fund     California Series
             Portfolio of Investments as of August 31, 2001

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)    Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.8%
Abag Fin. Auth. Rev., Schools of
 Sacred Heart, Ser. A              Baa3           6.45%         6/01/30   $    1,500      $  1,596,555
Baldwin Park Pub. Fin. Auth.
 Rev., Tax Alloc.                  BBB(c)         7.05          9/01/14        1,020         1,165,421
Brea Pub. Fin. Auth. Rev., Sub.
 Tax Alloc. Redev. Proj., Ser. C   NR             8.10          3/01/21        5,000         5,100,000
Buena Park Cmnty. Redev. Agcy.,
 Central Bus. Dist. Proj.          BBB+(c)        7.10          9/01/14        2,500         2,608,675
California St. Cmntys. Dev.
 Auth., Cert. Part.                Aaa            5.30         12/01/15        2,800         2,979,564
California St. Hsg. Fin. Agcy.
 Rev., Sngl. Fam. Mtge., Ser. A    Aa2            Zero          2/01/15        8,420         2,638,070
California St. Public Wks. Brd.
 Lease Rev., Dept. of
 Corrections, Ser. A, A.M.B.A.C.   Aaa            5.50          1/01/15        2,000         2,137,120
Central California Joint Pwrs.
 Health Fin. Auth., Cert. Part.    Baa1           6.00          2/01/30        1,000         1,055,510
Chula Vista Redev. Agcy.,
 Bayfront Tax Alloc.               BBB+(c)        7.625         9/01/24        4,500         5,150,880
Commerce California Cmnty. Dev.
 Comm., Rfdg. Merged Redev.
 Proj., Ser. A                     NR             5.65          8/01/18        1,175         1,183,284
Foothill/Eastern Trans. Corridor
 Agcy.,
 Toll Rd. Rev.                     Aaa            Zero          1/01/16        5,000         2,594,450
 Toll Rd. Rev.                     Aaa            Zero          1/01/18        2,950         1,363,785
 Toll Rd. Rev.                     Baa3           Zero          1/15/26        5,200         3,349,840
Grass Valley Redev. Agcy.,
 Redev. Proj.                      BBB(c)         6.40         12/01/34        2,000         2,129,520
Kings Cnty. Wst. Mgmt. Auth.,
 Solid Wst. Rev., A.M.T.           BBB(c)         7.20         10/01/14        1,150         1,244,174
Long Beach Harbor Rev., Ser. A,
 A.M.T., F.G.I.C.                  Aaa            6.00          5/15/16        5,500         6,438,465

    See Notes to Financial Statements                                      7

       Prudential California Municipal Fund     California Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)    Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Long Beach Redev. Agcy. Dist.
 No. 3, Spec. Tax Rev. (Cost
 $2,950,530; purchased 10/18/93)   NR             6.375%        9/01/23   $    3,000(b)   $  3,167,970
Los Angeles Cnty., Cert. of
 Part., Correctional Facs.
 Proj., M.B.I.A.                   Aaa            Zero          9/01/10        3,770         2,651,290
Los Angeles Conv. & Exhib. Ctr.
 Auth., Cert. of Part.             Aaa            9.00         12/01/10        1,250(e)      1,561,825
Met. Wtr. Dist. of Southern
 California,
 Rev. Linked S.A.V.R.S. &
 R.I.B.S.                          Aa2            5.75          8/10/18        1,000         1,129,230
 Waterworks Rev. Rfdg., Ser. A     Aa2            5.75          7/01/21        4,000         4,565,720
Mojave Desert Solid Wst. Victor
 Vally Materials, Recov. Fac.,
 A.M.T.                            Baa1           7.875         6/01/20        1,175         1,281,960
Orange Cnty. Loc. Trans. Auth.,
 Linked S.A.V.R.S. & R.I.B.S.,
 A.M.B.A.C.                        Aaa            6.20          2/14/11        8,000         9,442,640
 Spec. Tax Rev., R.I.B.S.          Aa2            9.454(d)      2/14/11          750         1,019,063
Puerto Rico Comnwlth., Gen.
 Oblig., Ser. 642A, M.B.I.A.       NR             9.508         7/01/10        1,000         1,296,680
Puerto Rico Ind. Tourist Edl.,
 Cogen Fac. AES Proj., A.M.T.      Baa2           6.625         6/01/26        2,000         2,188,720
Rancho Cucamonga California
 Redev., Agcy, Tax Alloc.          Aaa            5.375         9/01/25        2,000         2,107,220
Redding Elec. Sys. Rev., Cert.
 of Part.,
 Linked S.A.V.R.S. & R.I.B.S.      Aaa            6.368         7/01/22           50            58,219
 R.I.B.S., M.B.I.A.                Aaa            10.231(d)     7/01/22        1,750         2,325,313
San Bernardino Cnty., Cert. of
 Part., Med. Ctr. Fin. Proj.,
 M.B.I.A.                          Aaa            5.50          8/01/22        4,400         4,890,336
San Diego Redev., Agcy. Tax
 Alloc. North Bay Redev.           Baa1           5.875         9/01/29        1,000         1,034,590
San Diego Unified Sch. Dist.
 Election of 1998, Ser. B          Aaa            6.00          7/01/19        1,000         1,207,350

    8                                      See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)    Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
San Francisco City & Cnty.,
 Redev. Agcy., Lease Rev., Cap.
 Apprec.                           A1             Zero          7/01/09   $    2,000      $  1,464,280
 Arpts Commission Int'l. Airport
 Rev., A.M.T., F.G.I.C.            Aaa            6.25%         5/01/20        1,000         1,071,080
San Joaquin Hills Trans.
 Corridor Agcy., Toll Rd. Rev.     Aaa            Zero          1/15/32        5,000         1,023,900
Santa Margarita/Dana Point
 Auth.,
 Impvt. Dists. 3, Ser. B,
 M.B.I.A                           Aaa            7.25          8/01/08        2,500         3,078,300
 Impvt. Dists. 3, Ser. B,
 M.B.I.A.                          Aaa            7.25          8/01/09        1,000         1,248,670
 Impvt. Dists. 3, Ser. B,
 M.B.I.A.                          Aaa            7.25          8/01/09        1,400         1,748,138
 Impvt. Dists. 3, Ser. B,
 M.B.I.A.                          Aaa            7.25          8/01/14        1,000         1,298,130
 Ser. A, M.B.I.A., Rev.            Aaa            7.25(d)       8/01/13        1,990         2,565,249
 Ser. B, M.B.I.A., Rev.            Aaa            7.25(d)       8/01/12        3,000         3,838,590
So. Orange Cnty. Pub. Fin.
 Auth., Spec. Tax Rev., M.B.I.A.   Aaa            7.00          9/01/11        3,500         4,378,150
So. Tahoe Joint Pwrs. Fin. Auth.
 Rev., Rfdg. So. Tahoe Redev.
 Proj., Ser. A                     BBB-(c)        6.00         10/01/28        2,000         2,043,740
Southern California Pub. Pwr.
 Auth.,
 Proj. Rev.                        A3             6.75          7/01/10        2,265         2,732,020
 Proj. Rev.                        A3             6.75          7/01/11        1,195         1,442,616
 Proj. Rev.                        A3             6.75          7/01/13        1,000         1,218,000
 Proj. Rev., A.M.B.A.C.            Aaa            Zero          7/01/16        7,925         4,007,514
 Proj. Rev., Ser. A, F.G.I.C.      Aaa            Zero          7/01/12        7,080         4,537,147
Stockton Cmnty. Facs. Dist. No.
 90-2, Brookside Estates           NR             6.20          8/01/15          700           736,680
Sulphur Springs Union Sch.
 Dist., Ser. A, M.B.I.A.           Aaa            Zero          9/01/09        2,000         1,469,520
Tobacco Securitization Authority
 Northern California Tobacco
 Settlement Rev.                   A1             5.25          6/01/31        1,500         1,513,545

    See Notes to Financial Statements                                      9

       Prudential California Municipal Fund     California Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount          Value
Description (a)                    (Unaudited)    Rate         Date       (000)           (Note 1)
-----------------------------------------------------------------------------------------------------------
Torrance, California Hosp. Rev.,
 Torrance Memorial Med.
 Center A                          A1             6.00%         6/01/22   $    2,000      $  2,174,720
Vacaville Cmnty. Redev. Agcy.,
 Cmnty. Hsg. Fin. Multi-fam.       A-(c)          7.375        11/01/14        1,110         1,289,032
Victor Valley Union High Sch.
 Dist., Gen. Oblig., M.B.I.A.      Aaa            Zero          9/01/09        2,075         1,536,641
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91        NR             7.75         10/01/06          535           545,470
Walnut Valley Unified Sch.
 Dist., M.B.I.A.                   Aaa            6.00          8/01/15        1,870         2,185,245
                                                                                          ------------
Total long-term investments
 (cost $116,546,117)                                                                       131,809,816
                                                                                          ------------
SHORT-TERM INVESTMENTS  1.2%
California St, F.G.I.C.,
 F.R.D.D.                          A-1+           2.45          9/04/01        1,100         1,100,000
Municipal Secs. Trust Cert.
 Class A., M.B.I.A., F.R.D.D.      A-1+           2.45          9/04/01          500           500,000
                                                                                          ------------
Total short-term investments
 (cost $1,600,000)                                                                           1,600,000
                                                                                          ------------
OUTSTANDING PUT OPTION PURCHASED                                           Contracts
                                                                          ----------
United States Treasury Bonds
 Futures, Sept. 01 @ $104
 (cost $19,226)                                                                   25             8,202
                                                                                          ------------
Total Investments  99.0%
 (cost $118,165,343; Note 4)                                                               133,418,018
Other assets in excess of
 liabilities  1.0%                                                                           1,321,632
                                                                                          ------------
Net Assets  100%                                                                          $134,739,650
                                                                                          ------------
                                                                                          ------------

    10                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
   A.M.B.A.C.--American Municipal Bond Assurance Corporation.
   A.M.T.--Alternative Minimum Tax.
   F.G.I.C.--Financial Guaranty Insurance Company.
   F.R.D.D.--Floating Rate (Daily) Demand Note.
   M.B.I.A.--Municipal Bond Insurance Association.
   R.I.B.S.--Residual Interest Bearing Securities.
   S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) Indicates a restricted security. The aggregate cost of restricted securities is $2,950,530 and the aggregate value is $3,167,970 which represents approximately 2.4% of net assets.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Pledged as initial margin on financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     11

       Prudential California Municipal Fund     California Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $118,165,343)                           $ 133,418,018
Cash                                                                      130,112
Interest receivable                                                     1,489,222
Receivable for Series shares sold                                         329,265
Unrealized appreciation on interest rate swaps                             11,820
Other assets                                                                2,884
                                                                   ---------------
      Total assets                                                    135,381,321
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                      273,148
Due to broker--termination fee on interest rate swap                      145,975
Dividends payable                                                          75,494
Management fee payable                                                     56,098
Accrued expenses                                                           43,120
Distribution fee payable                                                   33,924
Deferred trustee's fees                                                    13,131
Due to broker - variation margin                                              781
                                                                   ---------------
      Total liabilities                                                   641,671
                                                                   ---------------
NET ASSETS                                                          $ 134,739,650
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     109,016
   Paid-in capital in excess of par                                   118,552,041
                                                                   ---------------
                                                                      118,661,057
   Accumulated net realized gain on investments                           806,910
   Net unrealized appreciation on investments                          15,271,683
                                                                   ---------------
Net assets, August 31, 2001                                         $ 134,739,650
                                                                   ---------------
                                                                   ---------------

    12                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Statement of Assets and Liabilities Con't.

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($103,368,645
      / 8,362,833 shares of beneficial interest issued and
      outstanding)                                                         $12.36
   Maximum sales charge (3% of offering price)                                .38
                                                                   ---------------
   Maximum offering price to public                                        $12.74
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($27,553,850 / 2,230,011 shares of beneficial interest
      issued and outstanding)                                              $12.36
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share
      ($1,519,084 / 122,943 shares of beneficial interest issued
      and outstanding)                                                     $12.36
   Sales charge (1% of offering price)                                        .12
                                                                   ---------------
   Offering price to public                                                $12.48
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($2,298,071 / 185,781 shares of beneficial interest issued
      and outstanding)                                                     $12.37
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     13

       Prudential California Municipal Fund     California Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 7,374,855
                                                                   ---------------
Expenses
   Management fee                                                        653,994
   Distribution fee--Class A                                             248,311
   Distribution fee--Class B                                             142,701
   Distribution fee--Class C                                               9,199
   Reports to shareholders                                               101,000
   Custodian's fees and expenses                                          63,000
   Transfer agent's fees and expenses                                     49,000
   Registration fees                                                      39,000
   Legal fees and expenses                                                23,000
   Audit fee                                                              13,000
   Trustees' fees and expenses                                             9,000
   Miscellaneous                                                           3,850
                                                                   ---------------
      Total expenses                                                   1,355,055
Less: Custodian fee credit (Note 1)                                         (176)
                                                                   ---------------
    Net expenses                                                       1,354,879
                                                                   ---------------
Net investment income                                                  6,019,976
                                                                   ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             2,574,002
   Financial futures transactions                                        143,775
   Interest rate swaps                                                   (77,662)
                                                                   ---------------
                                                                       2,640,115
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         3,698,857
   Financial futures contracts                                             7,188
   Interest rate swaps                                                    11,820
                                                                   ---------------
                                                                       3,717,865
                                                                   ---------------
Net gain on investments                                                6,357,980
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $12,377,956
                                                                   ---------------
                                                                   ---------------

    14                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Statement of Changes in Net Assets

                                                        Year Ended August 31,
                                                  ----------------------------------
                                                       2001               2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   6,019,976      $   6,800,510
   Net realized gain on investment transactions        2,640,115          1,061,283
   Net change in unrealized appreciation
      (depreciation) of investments                    3,717,865          2,488,165
                                                  ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      12,377,956         10,349,958
                                                  ---------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (4,625,742)        (4,800,732)
      Class B                                         (1,259,841)        (1,873,857)
      Class C                                            (50,782)           (59,842)
      Class Z                                            (83,611)           (66,079)
                                                  ---------------    ---------------
                                                      (6,019,976)        (6,800,510)
                                                  ---------------    ---------------
   Distributions in excess of net investment
      income
      Class A                                                 --            (28,246)
      Class B                                                 --            (12,173)
      Class C                                                 --               (412)
      Class Z                                                 --               (300)
                                                  ---------------    ---------------
                                                              --            (41,131)
                                                  ---------------    ---------------
Series share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                      14,920,057         13,855,044
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    3,359,417          3,751,457
   Cost of shares reacquired                         (19,787,375)       (34,664,321)
                                                  ---------------    ---------------
   Net decrease in net assets from Series share
      transactions                                    (1,507,901)       (17,057,820)
                                                  ---------------    ---------------
Total increase (decrease)                              4,850,079        (13,549,503)
NET ASSETS
Beginning of year                                    129,889,571        143,439,074
                                                  ---------------    ---------------
End of year                                        $ 134,739,650      $ 129,889,571
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements                                     15

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements

      Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series: California Series (the 'Series'), California Income Series and California Money Market Series. These financial statements relate to California Series. The financial statements of the other series are not presented herein. The Series commenced investment operations on September 19, 1984.

      The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    The Series values municipal securities
(including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      The Series held illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). The restricted security held by the Series at August 31, 2001 includes registration rights under which the Series may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      All securities are valued as of 4:15 p.m., New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements Cont'd.

percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain (loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised American Institute of Certified Public Accountants ('AICPA') Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Series to amortize market discount on all fixed-income securities. Upon initial adoption, the Series will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized
                                                                          17

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements Cont'd.

gain (loss) in the Statement of Operations. The Series expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (loss) (other than distribution fees) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. For this reason, no federal income tax provision is required.

      Dividends and Distributions:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or a loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain
(loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements Cont'd.

bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Series may enter into interest rate swaps. In
a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series' basis in the contract, if any.

      The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

      Reclassification of Capital Accounts:    The Series accounts and reports
for distributions to shareholders in accordance with the AICPA Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase paid in capital in excess of par and decrease accumulated net realized gain by $15,533. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as Prudential Investment Corporation; PIM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements Cont'd.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 2001.

      PIMS has advised the Series that it has received approximately $48,600 and $6,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2001, they received approximately $57,000 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2001.

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $39,300 for the services of PMFS. As of August 31, 2001, approximately $3,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2001 were $61,593,978 and $64,278,700, respectively.

      The United States federal income tax basis of the Series' investments at August 31, 2001 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $15,252,675 (gross unrealized appreciation--$15,263,698; gross unrealized depreciation--$11,023).

      For federal income tax purposes, the Series utilized approximately $1,826,600 of capital loss carryforward to offset net taxable gains recognized during the year ended August 31, 2001.

      During the year ended August 31, 2001, the Series entered into financial futures contracts and interest rate swap agreements. Details of financial future contracts open at year end are as follows:

                                                        Value at         Value at
Number of                              Expiration      August 31,         Trade           Unrealized
Contracts             Type                Date            2001             Date          Appreciation
---------     ---------------------    -----------    ------------     ------------     ---------------
  25           Long: U.S. Treasury
                  Bonds Futures         9/19/2001      $ 2,699,219      $2,692,031          $ 7,188
                                                                                            -------
                                                                                            -------

      In the interest rate swap agreement, the Series receives a floating rate and pays a respective fixed rate of interest. Details of the swap agreement open at year end are as follows:

                           Termination    Notional    Fixed       Floating      Unrealized
      Counterparty             Date        Amount     Rate          Rate       Appreciation
-------------------------  ------------  ----------   -----     ------------  ---------------
Morgan Stanley               6/5/2021    $2,650,000    4.49%    BMA* LIBOR       $  11,820
                                                                              ---------------
                                                                              ---------------

* Bond Market Association(TM)
                                                                          21

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements Cont'd.

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Series has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001:
Shares sold                                                      485,433    $  5,826,618
Shares issued in reinvestment of dividends and distributions     217,035       2,598,310
Shares reacquired                                             (1,154,498)    (13,837,772)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (452,030)     (5,412,844)
Shares issued upon conversion from Class B                       769,463       9,164,028
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    317,433    $  3,751,184
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      637,977    $  7,185,783
Shares issued in reinvestment of dividends and distributions     234,288       2,651,560
Shares reacquired                                             (2,028,431)    (22,902,100)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,156,166)    (13,064,757)
Shares issued upon conversion from Class B                     1,087,815      12,320,095
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (68,351)   $   (744,662)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended August 31, 2001
Shares sold                                                      563,126    $  6,724,220
Shares issued in reinvestment of dividends and distributions      55,493         663,537
Shares reacquired                                               (370,612)     (4,437,364)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     248,007       2,950,393
Shares reacquired upon conversion into Class A                  (769,571)     (9,164,028)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (521,564)   $ (6,213,635)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      367,823    $  4,136,928
Shares issued in reinvestment of dividends and distributions      88,653       1,001,612
Shares reacquired                                               (828,681)     (9,384,778)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (372,205)     (4,246,238)
Shares reacquired upon conversion into Class A                (1,088,264)    (12,320,095)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,460,469)   $(16,566,333)
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential California Municipal Fund     California Series
             Notes to Financial Statements Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2001
Shares sold                                                       52,201    $    620,095
Shares issued in reinvestment of dividends and distributions       3,823          45,785
Shares reacquired                                                (27,502)       (325,719)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     28,522    $    340,161
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      138,301    $  1,570,858
Shares issued in reinvestment of dividends and distributions       4,033          45,608
Shares reacquired                                               (174,362)     (1,976,318)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (32,028)   $   (359,852)
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended August 31, 2001
Shares sold                                                      145,110    $  1,749,124
Shares issued in reinvestment of dividends and distributions       4,327          51,785
Shares reacquired                                                (99,268)     (1,186,520)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     50,169    $    614,389
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 2000:
Shares sold                                                       85,546    $    961,475
Shares issued in reinvestment of dividends and distributions       4,641          52,677
Shares reacquired                                                (35,603)       (401,125)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     54,584    $    613,027
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential California Municipal Fund     California Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   11.78
                                                                   ---------------
Income from investment operations
Net investment income                                                       .56
Net realized and unrealized gain (loss) on investment
transactions                                                                .58
                                                                   ---------------
   Total from investment operations                                        1.14
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.56)
Distributions in excess of net investment income                             --
                                                                   ---------------
   Total distributions                                                     (.56)
                                                                   ---------------
Net asset value, end of year                                          $   12.36
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           9.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 103,368
Average net assets (000)                                              $  99,324
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .98%
   Expenses, excluding distribution and service (12b-1) fees                .73%
   Net investment income                                                   4.66%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   48%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    24                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.45             $  12.22             $  11.80             $  11.44
    --------             --------             --------             --------
         .58                  .59                  .62                  .65(a)
         .33                 (.77)                 .43                  .36
    --------             --------             --------             --------
         .91                 (.18)                1.05                 1.01
    --------             --------             --------             --------
        (.58)                (.59)                (.62)                (.65)
          --(c)                --                 (.01)                  --(c)
    --------             --------             --------             --------
        (.58)                (.59)                (.63)                (.65)
    --------             --------             --------             --------
    $  11.78             $  11.45             $  12.22             $  11.80
    --------             --------             --------             --------
    --------             --------             --------             --------
        8.35%               (1.56)%               9.13%                9.01%
    $ 94,776             $ 92,868             $ 91,356             $ 81,535
    $ 93,560             $ 94,868             $ 85,624             $ 78,347
         .93%                 .89%                 .78%                 .76%(a)
         .68%                 .69%                 .68%                 .66%(a)
        5.13%                4.94%                5.18%                5.53%(a)
          25%                  13%                  11%                  14%

    See Notes to Financial Statements                                     25

       Prudential California Municipal Fund     California Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 11.78
                                                                   ---------------
Income from investment operations
Net investment income                                                      .53
Net realized and unrealized gain (loss) on investment
transactions                                                               .58
                                                                   ---------------
   Total from investment operations                                       1.11
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.53)
Distributions in excess of net investment income                            --
                                                                   ---------------
   Total distributions                                                    (.53)
                                                                   ---------------
Net asset value, end of year                                           $ 12.36
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          9.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $27,554
Average net assets (000)                                               $28,540
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.23%
   Expenses, excluding distribution and service (12b-1) fees               .73%
   Net investment income                                                  4.41%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    26                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.44             $  12.22             $  11.80             $  11.43
    --------             --------             --------             --------
         .56                  .56                  .58                  .60(a)
         .34                 (.78)                 .43                  .37
    --------             --------             --------             --------
         .90                 (.22)                1.01                  .97
    --------             --------             --------             --------
        (.56)                (.56)                (.58)                (.60)
          --(c)                --                 (.01)                  --(c)
    --------             --------             --------             --------
        (.56)                (.56)                (.59)                (.60)
    --------             --------             --------             --------
    $  11.78             $  11.44             $  12.22             $  11.80
    --------             --------             --------             --------
    --------             --------             --------             --------
        8.18%               (1.94)%               8.70%                8.67%
    $ 32,403             $ 48,196             $ 62,043             $ 70,093
    $ 38,348             $ 56,041             $ 66,086             $ 75,935
        1.18%                1.19%                1.18%                1.16%(a)
         .68%                 .69%                 .68%                 .66%(a)
        4.89%                4.62%                4.78%                5.13%(a)

    See Notes to Financial Statements                                     27

       Prudential California Municipal Fund     California Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 11.78
                                                                       -------
Income from investment operations
Net investment income                                                      .50
Net realized and unrealized gain (loss) on investment
transactions                                                               .58
                                                                       -------
   Total from investment operations                                       1.08
                                                                       -------
Less distributions
Dividends from net investment income                                      (.50)
Distributions in excess of net investment income                            --
                                                                       -------
      Total distributions                                                 (.50)
                                                                       -------
Net asset value, end of year                                           $ 12.36
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          9.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 1,519
Average net assets (000)                                               $ 1,226
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.48%
   Expenses, excluding distribution and service (12b-1) fees               .73%
   Net investment income                                                  4.14%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    28                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.44             $  12.22             $  11.80             $  11.43
    --------             --------             --------             --------
         .53                  .53                  .55                  .57(a)
         .34                 (.78)                 .43                  .37
    --------             --------             --------             --------
         .87                 (.25)                 .98                  .94
    --------             --------             --------             --------
        (.53)                (.53)                (.55)                (.57)
          --(c)                --                 (.01)                  --(c)
    --------             --------             --------             --------
        (.53)                (.53)                (.56)                (.57)
    --------             --------             --------             --------
    $  11.78             $  11.44             $  12.22             $  11.80
    --------             --------             --------             --------
    --------             --------             --------             --------
        7.91%               (2.18)%               8.43%                8.40%
    $  1,112             $  1,447             $  1,257             $    334
    $  1,290             $  1,373             $    689             $    480
        1.43%                1.44%                1.43%                1.41%(a)
         .68%                 .69%                 .68%                 .66%(a)
        4.64%                4.40%                4.53%                4.88%(a)

    See Notes to Financial Statements                                     29

       Prudential California Municipal Fund     California Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 11.79
                                                                       -------
Income from investment operations
Net investment income                                                      .59
Net realized and unrealized gain (loss) on investment
transactions                                                               .58
                                                                       -------
   Total from investment operations                                       1.17
                                                                       -------
Less distributions
Dividends from net investment income                                      (.59)
Distributions in excess of net investment income                            --
                                                                       -------
   Total distributions                                                    (.59)
                                                                       -------
Net asset value, end of period                                         $ 12.37
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                         10.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $ 2,298
Average net assets (000)                                               $ 1,708
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .73%
   Expenses, excluding distribution and service (12b-1) fees               .73%
   Net investment income                                                  4.90%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
    30                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Series
             Financial Highlights Cont'd.

                                               Class Z
   -----------------------------------------------------------------------------------------------
                     Year Ended August 31,                          September 18, 1996(d)
   ----------------------------------------------------------         through August 31,
         2000                 1999                 1998                      1997
   -----------------------------------------------------------------------------------------------
        $11.45               $12.23               $11.81                    $11.50
       -------              -------              -------                   -------
           .61                  .62                  .63                       .64(a)
           .34                 (.78)                 .43                       .31
       -------              -------              -------                   -------
           .95                 (.16)                1.06                       .95
       -------              -------              -------                   -------
          (.61)                (.62)                (.63)                     (.64)
            --(c)                --                 (.01)                       --(c)
       -------              -------              -------                   -------
          (.61)                (.62)                (.64)                     (.64)
       -------              -------              -------                   -------
        $11.79               $11.45               $12.23                    $11.81
       -------              -------              -------                   -------
       -------              -------              -------                   -------
          8.71%               (1.44)%               9.24%                     8.35%
        $1,599               $  928               $1,037                    $  710
        $1,231               $1,427               $  847                    $  458
           .68%                 .69%                 .68%                      .66%(a)/(e)
           .68%                 .69%                 .68%                      .66%(a)/(e)
          5.37%                5.15%                5.28%                     5.35%(a)/(e)

    See Notes to Financial Statements                                     31

       Prudential California Municipal Fund     California Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Series (the 'Fund', one of the portfolios constituting Prudential California Municipal Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001

       Prudential California Municipal Fund     California Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2001, dividends paid from net investment income of $.56 per Class A share, $.53 per Class B share, $.50 per Class C share and $.59 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
                                                                          33

Class A     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 8/31/01

                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge      6.61%    6.23% (6.21)    6.62% (6.60)    6.80% (6.78)
Without Sales Charge   9.91%    6.88% (6.86)    6.95% (6.93)    7.08% (7.06)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in Prudential California Municipal Fund/California Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                                 www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 8/31/01

                      One Year    Five Years       Ten Years    Since Inception
With Sales Charge       4.63%    6.40% (6.38)    6.56% (6.55)    7.53% (7.37)
Without Sales Charge    9.63%    6.56% (6.54)    6.56% (6.55)    7.53% (7.37)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential California Municipal Fund/California Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the beginning of the 10-year period for Class B shares (August 31, 1991) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on August 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. This conversion feature is not reflected in the graph. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential California Municipal Fund      California Series

Class C     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 8/31/01

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge       7.28%    6.08% (6.06)      N/A        5.95% (5.93)
Without Sales Charge    9.36%    6.29% (6.28)      N/A        6.10% (6.08)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential California Municipal Fund/California Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on August 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                             www.prudential.com     (800) 225-1852

Class Z     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 8/31/01


   One Year    Five Years    Ten Years     Since Inception
    10.17%        N/A           N/A          6.99% (6.97)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential California Municipal Fund/California Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Muni Bond Index) by portraying the initial account values at the commencement of operations of Class Z shares (September 18, 1996) and the account values at the end of the current fiscal year (August 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The numbers in parentheses show the Series' average annual total return without waiver of management fees and/or expense subsidization.

The Muni Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Muni Bond Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Muni Bond Index may differ substantially from the securities in the Series. The Muni Bond Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Investment Adviser
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777
Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols      NASDAQ       CUSIP
Class A           PRMCX      744313107
Class B           PBCMX      744313206
Class C           PCCSX      744313701
Class Z           PZCSX      744313883

MF116E

ANNUAL REPORT
AUGUST 31, 2001

Prudential
California Municipal Fund/
California Money Market Series

Fund Type
Money market

Objective
The highest level of current income that is exempt from California State and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO)

Prudential California Municipal Fund  California Money Market Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential California Municipal Fund/California Money Market
Series (the Series) seeks to provide the highest level of current income that is exempt from California State and federal income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest primarily in a portfolio of short-term tax-exempt debt securities with effective remaining maturities of 13 months or less from the state of California, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

State Specific Money Fund Yield Comparison

    (GRAPH)
       www.prudential.com  (800) 225-1852

Annual Report  August 31, 2001

Fund Facts                              As of 8/31/01

                         7-Day       Net Asset    Taxable Equivalent Yield*   Weighted Avg.  Net Assets
                      Current Yld.  Value (NAV)     @ 31%  @ 36%  @ 39.1%      Mat. (WAM)    (Millions)
CA Money
Market Series            1.42%         $1.00        2.27%   2.45%  2.57%         47 Days        $294

iMoneyNet, Inc.
Tax-Free State Specific
Avg. (SB & GP-CA)**      1.60%         $1.00        2.56%   2.76%  2.90%         48 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield, NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State Specific Average (Stock Broker (SB) & General Purpose
(GP)-California) category as of August 27, 2001.

Weighted Average Maturity Comparison

                 (GRAPH)

(LOGO)                      October 15, 2001

DEAR SHAREHOLDER,
The terrorist attacks that took place in the United States on September 11, 2001 will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue operations.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies. For individuals with short-term investment objectives, however, money market funds may be a good alternative because they aim to provide current income, preservation of principal, and shares that can be quickly converted into cash without incurring losses. Above all, investors should continue to seek guidance from their financial professionals.

Sincerely,

David R. Odenath, Jr., President
Prudential California Municipal Fund

Prudential California Municipal Fund  California Money Market Series

Annual Report  August 31, 2001

INVESTMENT ADVISER'S REPORT

During our fiscal year that began September 1, 2000, the U.S. economy barely skirted a recession, which is broadly defined as at least two consecutive quarters of decline in a nation's gross domestic product
(GDP). A sharp pullback in business investment caused the economy to stumble, but consumer demand kept GDP in positive territory.

The Federal Reserve (the Fed) initially left monetary policy unchanged from September through December 2000. As signs of economic weakness persisted in January 2001, the Fed began one of its most intense rounds of monetary policy easing in recent history. It cut short-term rates seven times, lowering the rate that banks charge each other for overnight loans a total of three percentage points to 3.50%. The reductions were aimed at stimulating economic growth via lower borrowing costs for businesses and consumers.

With the Fed aggressively easing monetary policy, yields on municipal money market securities also fell sharply, particularly in the second half of our reporting period. The ideal investment strategy, therefore, was to purchase longer-term municipal money market securities that provided attractive yields before repeated Fed rate cuts drove the general level of yields progressively lower.

For example, the corporate tax filing date of September 15, 2000 coincided with the end of the quarter for many dealers, putting selling pressure on the municipal money market. These conditions temporarily drove yields higher and prices lower, creating attractive buying opportunities. We purchased several blocks of tax-exempt commercial paper that matured in 90 to 120 days. We also bought California Statewide Community Development Authority Multifamily Revenue Bonds that allowed us to sell them back for 100% of their face value after seven months.
                                       3

Prudential California Municipal Fund  California Money Market Series

Annual Report  August 31, 2001

Locking in attractive yields on these securities helped the Series weather the "January effect" in 2001. This is a period of lower yields (and higher prices) on securities that typically occurs as investors rush to temporarily reinvest proceeds received from coupon payments, bond calls, and maturing bonds in the municipal money market during early January. Yields also fell because the Fed had begun to ease monetary policy in that month.

After the "January effect," tax season was the next major development that affected the municipal money market. Tax season occurs in the municipal money market during late April through early May as securities are sold to meet shareholder redemptions for tax payments. Selling pressure temporarily drives prices of securities lower and yields higher. The Series was well positioned to meet such tax-time redemptions because our strategy enabled us to quickly convert assets into cash. In addition, we had cash to purchase tax-season bargains such as prerefunded bonds maturing in 6 to 10 months that are backed by direct obligations of the U.S. Treasury.

CALIFORNIA BOND RATINGS DOWNGRADED
Along with the impact of tax season, there was another factor exerting downward pressure on the prices of California money market securities in the spring of 2001. Investors had been anticipating that the ratings of California general obligation (GO) bonds would be lowered due to the state's energy crisis and weak economic condition. In the spring of 2001, the state's long-term GO ratings were downgraded to A-plus from AA by Standard & Poor's, and to Aa3 from Aa2 by Moody's Investors Service.

In light of the state's deteriorating financial health and that of certain other California issuers, we were more deliberative than usual concerning the credit quality of securities. For example, early in our reporting period, we sold all of the California utility securities in our portfolio whose interest and principal payments were not insured or backed by enhancements such as letters of credit from major banks.

             www.prudential.com  (800) 225-1852

WEATHERING THE "JULY EFFECT"
Late in our fiscal year, we began to prepare the Series for the "July effect," which has a similar impact on the municipal money market as the aforementioned "January effect." To avoid investing in early July, we bought securities in June that mature in one year, such as tax and revenue anticipation notes of Los Angeles County School District. Buying longer-term money market securities in June not only helped the Series weather the "July effect," but it also enabled the Series' yield to remain higher for a longer time as subsequent Fed rate cuts pushed tax-exempt money market yields even lower.

LOOKING AHEAD
The Fed cut short-term rates by one-half of a percentage point on September 17, and again on October 2, partially in response to the terrorist attacks that occurred in the United States on September 11. It expressed concern that weak economic conditions might continue for the foreseeable future. We believe the Fed may ease monetary policy further before year-end. However, we also expect the Fed's aggressive moves will eventually have their intended effect, and the economy will begin a new growth cycle.

Prudential California Municipal Fund Management Team

       Prudential California Municipal Fund     California Money Market Series
             Portfolio of Investments as of August 31, 2001

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)   Rate        Date       (000)          (Note 1)
----------------------------------------------------------------------------------------------------------
Alameda Cnty. Ind. Dev. Auth.
 Rev.,
 Niles Machine & Tool Works,
 Ser. 00A, F.R.W.D., A.M.T.          A-1+(d)       1.95%        9/06/01   $    475       $    475,000
Bella Vista Wtr. Dist., Cap.
 Impvt. Proj., Ser. 1992, C.O.P.     NR            7.38        10/01/01      2,035(c)       2,082,782
California Econ. Dev. Fin. Auth.
 Rev.,
 Mannesmann Dematic
 Rapistan Corp. Proj., Ser. 98,
 F.R.W.D., A.M.T.                    CPS1          2.05         9/06/01      3,200          3,200,000
California Educational Fac. Auth.
 Rev.,
 Carnegie Institution, Ser. 93B      VMIG1         2.70        12/11/01      3,500          3,500,000
 Carnegie Institution, Ser. 93B      VMIG1         2.55         2/13/02      5,000          5,000,000
California Hlth. Fac. Fin. Auth.
 Rev.,
 Kaiser Permanente, Ser. 152,
 F.R.W.D., F.S.A.                    VMIG1         1.80         9/06/01      1,920          1,920,000
 Scripps Health, F.R.W.D.,
 M.B.I.A.                            VMIG1         1.65         9/05/01        400            400,000
 Scripps Health, Ser. 01A,
 F.R.W.D.                            VMIG1         1.85         9/05/01     10,000         10,000,000
California Infrastructure & Econ.
 Dev. Bank, Ind. Dev. Rev.,
 Starter & Alternator Proj., Ser.
 99, F.R.W.D., A.M.T.                A-1+(d)       2.05         9/05/01      5,000          5,000,000
California Poll. Ctrl. Fin. Auth.
 Rev.,
 U.S. Borax Inc. Proj., Ser. 95A,
 F.R.W.D.                            CPS1          1.95         9/06/01      5,100          5,100,000
 Wadham Energy, Ser. B, F.R.W.D.,
 A.M.T.                              A-1+(d)       2.10         9/05/01      2,750          2,750,000
 Wadham Energy, Ser. C, F.R.W.D.,
 A.M.T.                              A-1+(d)       2.10         9/05/01     10,650         10,650,000
California Sch. Cash Reserve Prog.
 Auth., Ser. A, A.M.B.A.C.           MIG1          4.00         7/03/02      5,000          5,054,942
California St.,
 G.O., T.E.C.P.                      P-1           2.25        10/23/01      5,000          5,000,000
 G.O., Ser. SGA 55, F.R.W.D.,
 F.G.I.C.                            A-1+(d)       1.85         9/05/01      4,000          4,000,000
 G.O., Ser. SGA 119, F.R.D.D.,
 F.G.I.C.                            A-1+(d)       2.45         9/04/01     12,700         12,700,000

    6                                      See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)   Rate        Date       (000)          (Note 1)
----------------------------------------------------------------------------------------------------------
California St., Pub. Wks. Board,
 Lease Rev., California Cmnty.
 Colleges, Ser. A                    Aaa           6.75%        9/01/01   $  1,200(c)    $  1,224,000
California St., Veterans G.O.,
 Ser. 00A, A.M.B.A.C., A.M.T.,
 M.E.R.L.O.T.                        VMIG1         2.01         9/05/01      5,000          5,000,000
California Statewide Cmntys. Dev.
 Auth.,
 Aegis of Aptos Proj.,
 Multi-Family Rev., Ser. 98Y,
 F.R.W.D., A.M.T.                    A-2(d)        2.30         9/06/01      7,350          7,350,000
 Cedar Springs Apts., Ser. 00Z,
 A.M.T.                              NR            3.05        11/15/01     10,650         10,650,000
 Dix Metals, Ser. 98B, F.R.W.D.,
 A.M.T.                              NR            1.95         9/05/01      5,265          5,265,000
 Karcher Prop. Inc., Ser. 1994C,
 F.R.W.D., A.M.T.                    VMIG1         2.00         9/05/01      2,000          2,000,000
 Propak-California Corp., Ser.
 94B, F.R.W.D., A.M.T.               A-1+(d)       1.95         9/05/01      1,700          1,700,000
 Sutter Health, Ser. 176,
 F.R.W.D., F.S.A., C.O.P.
 (cost $10,595,000; purchased
 7/05/01)                            A-1+(d)       2.75         6/20/02     10,000(f)      10,595,000
Contra Costa Cnty., Merrithew Mem.
 Hosp., Ser. 154, F.R.W.D.,
 M.B.I.A.                            VMIG1         1.75         9/06/01      5,995          5,995,000
East Bay Muni. Util. Dist. Wtr.
 Sys. Rev., Ser. 1996, F.G.I.C.      NR            6.00         6/01/02        600            612,897
Irvine Ranch Wtr. Dist., Cap.
 Impvt. Proj., Ser. 86, F.R.D.D.,
 C.O.P.                              VMIG1         2.30         9/04/01        300            300,000
Kern Cnty. Superintendent of
 Schs., Master Lease, Ser. 96A,
 F.R.W.D.                            A-1+(d)       1.90         9/06/01      1,615          1,615,000
Kern High Sch. Dist., G.O., Ser.
 14, M.B.I.A., F.R.W.D.              VMIG1         1.90         9/06/01      2,500          2,500,000
Lassen Muni. Util. Dist. Rev.,
 Refunding Rev., Ser. 96A,
 F.R.W.D., F.S.A., A.M.T.            VMIG1         2.05         9/06/01      6,100          6,100,000

    See Notes to Financial Statements                                      7

       Prudential California Municipal Fund     California Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)   Rate        Date       (000)          (Note 1)
----------------------------------------------------------------------------------------------------------
Loma Linda Hosp. Rev., Loma Linda
 Univ. Med. Cntr., Ser. 99A,
 A.M.B.A.C.                          NR            3.85%       12/01/01   $  1,000       $  1,001,934
Los Angeles Cnty. Sch. Pooled Fin.
 Prog., G.O., Ser. 1100, F.S.A.      SP1+(d)       3.50         7/01/02      2,250          2,264,909
Los Angeles Comm. Redev. Agcy.,
 Multi-Family Hsg. Rev.,
 Ser. 2001A, A.M.T.                  A-1+(d)       2.50        11/08/01      5,000          5,000,000
Los Angeles Dept. of Wtr. & Pwr.,
 Waterworks Rev.,
 Ser. 01B3, F.R.W.D.                 VMIG1         1.85         9/06/01      1,700          1,700,000
 Ser. 01B4, F.R.W.D.                 VMIG1         1.70         9/06/01      5,000          5,000,000
 Ser. 99L, F.G.I.C.                  VMIG1         1.96         9/05/01      1,700(c)       1,700,000
Los Angeles Ind. Dev. Auth.
 Apparel Prod. Svcs., Ser. 00A,
 F.R.W.D., A.M.T.                    A-1+(d)       2.00         9/05/01      2,150          2,150,000
Los Angeles Multi-Family Rev.,
 Fountain Park Proj., Ser. 1999P,
 A.M.T., F.R.W.D., F.N.M.A.          A-1+(d)       1.85         9/06/01      4,400          4,400,000
Los Angeles Single Family Home
 Mortg. Rev., Ser. 2001B, A.M.T.     SP-1+(d)      2.75         6/01/02      7,000          7,001,100
Los Angeles Wastewater Sys. Rev.,
 Ser. 1993A, M.B.I.A.                NR            9.00         6/01/02      1,000          1,046,537
Metropolitan Wtr. Dist. So. Cal.,
 Waterworks Rev., Ser. 00B-3,
 F.R.D.D.                            VMIG1         2.30         9/04/01      5,400          5,400,000
 Waterworks Rev., Ser. 99O,
 M.E.R.L.O.T.                        VMIG1         1.96         9/05/01      7,500          7,500,000
Millbrae Elem. Sch. Dist., Fin.
 Proj., Ser, 1992, C.O.P.            NR            6.90         3/01/02      1,480(c)       1,536,440
Modesto Wtr. Sys. Improv. Proj.,
 Ser. 1992, A.M.B.A.C., C.O.P.       NR            6.25        10/01/01      1,905(c)       1,947,999
Napa Wtr. Rev., Ser. 01, M.B.I.A.    NR            3.25         5/01/02      1,020          1,022,973
Newport Beach Rev., Hoag Mem.
 Hosp., Ser. 99A, F.R.W.D.           VMIG1         1.65         9/05/01      1,300          1,300,000
Oakland Rev., Ser. 00M,
 F.R.W.D.S., A.M.B.A.C.,
 M.E.R.L.O.T.                        VMIG1         1.96         9/05/01      1,500          1,500,000

    8                                      See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)   Rate        Date       (000)          (Note 1)
----------------------------------------------------------------------------------------------------------
Ontario Rev., Hsg. Fin., Ser. 97A,
 F.R.W.D., A.M.T.                    A-1+(d)       2.00%        9/06/01   $  2,900       $  2,900,000
Orange Cnty. Hsg. Auth., Apart.
 Dev. Rev., Oasis Martinique - I,
 Ser. 981, F.R.W.D., F.N.M.A.        A-1+(d)       1.80         9/06/01      1,900          1,900,000
Orange Cnty. Local Trans. Auth.,
 Sales Tax Rev., Ser. 92,
 F.G.I.C., R.I.B.S.                  NR            6.10         2/15/02      1,000(c)       1,033,264
Palm Springs, Muni. Golf Course
 Expansion Proj., Ser. 91, C.O.P.    NR            7.40        11/01/01      1,155(c)       1,186,213
Puerto Rico Elec. Pwr. Auth.,
 Muni. Sec. Trust Recpts., Ser.
 SGA 43, F.R.W.D., M.B.I.A.          A-1+(d)       1.75         9/05/01      6,100          6,100,000
Puerto Rico Gov. Dev. Bank,
 T.E.C.P.                            A-1+(d)       2.25         9/20/01      1,000          1,000,000
 T.E.C.P.                            A-1+(d)       2.25         9/28/01      6,000          6,000,000
 Ser. 95, T.E.C.P.                   A-1+(d)       2.30         9/26/01      7,690          7,690,000
Puerto Rico Highway & Tran. Auth.,
 Muni. Secs. Trust Certif.,
 Ser. 2000-91, F.R.D.D.,
 M.B.I.A.                            A-1+(d)       2.45         9/04/01      3,700          3,700,000
Puerto Rico Highway & Tran. Auth.,
 Transportation Rev., Ser. FFF,
 M.B.I.A., M.E.R.L.O.T.              VMIG1         1.91         9/05/01      2,500          2,500,000
Puerto Rico Ind. Tourist Ed. Med.
 & Environmental Ctrl. Facs.,
 Bristol-Myers Squibb Proj.,
 Ser. 2000, F.R.W.D., A.M.T.         P-1           1.90         9/06/01      4,400          4,400,000
Roaring Fork Muni. Prods. LLC,
 Rural Home Mtg. Fin. Auth.,
 Ser. 01-2, F.R.W.D., A.M.T.,
 F.N.M.A.                            A-1+(d)       2.01         9/06/01     12,160         12,160,000
 Sacramento Hsg. Auth., Ser. 22,
 F.R.W.D., A.M.T., F.N.M.A.          A-1+(d)       2.01         9/06/01      7,245          7,245,000
Sacramento Cnty. Fin. Auth. Rev.,
 Ser. 91                             NR            6.80        11/01/01      1,000(c)       1,026,115
Sacramento Cnty. Sanit. Dist.,
 Ser. SSS, F.R.W.D., M.E.R.L.O.T.    VMIG1         1.96         9/05/01      2,300(c)       2,300,000

    See Notes to Financial Statements                                      9

       Prudential California Municipal Fund     California Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)   Rate        Date       (000)          (Note 1)
----------------------------------------------------------------------------------------------------------
Sacramento Cnty., Ser. 2000,
 T.R.A.N.                            MIG1          5.25%       10/04/01   $  2,500       $  2,504,618
San Diego Cnty. Sch. Dist.,
 Ser. SGA 120, F.R.W.D.,
 M.B.I.A.                            A-1+(d)       1.80         9/05/01      5,000          5,000,000
San Diego Cnty. Unified Port
 Dist., Lindbergh Field, Ser. 1311   A-1+(d)       2.25        10/09/01      3,450          3,450,000
San Francisco City & Cnty. Redev.
 Agency, Multi-Family Rev.,
 Bayside Village Proj., Ser.
 1985B, F.R.W.D.                     VMIG1         1.84         9/06/01      5,000          5,000,000
San Jose Fin. Auth. Rev.,
 Convention Ctr. Ref. Proj.,
 Ser. C                              Aa3           6.40         9/01/01      5,000          5,100,000
San Jose Redev. Agency Rev.,
 Merged Area Redev. Proj.,
 Ser. 1996A, F.R.W.D.                A-1+(d)       1.70         9/05/01      8,600          8,600,000
 Tax Alloc., Ser. 149, F.R.W.D.,
 A.M.T., M.B.I.A.                    VMIG1         1.90         9/06/01        645            645,000
San Leandro Multi-Family Hsg.
 Rev., Carlton Plaza of San
 Leandro., Ser. A, F.R.W.D.,
 A.M.T.                              A-1+(d)       2.30         9/06/01      4,000          4,000,000
San Mateo Cnty., Multi-Family Hsg.
 Rev., Pacific Oaks Apts. Proj.,
 Ser. 87A, F.R.W.D., A.M.T.          VMIG1         2.10         9/05/01      2,600          2,600,000
Santa Ana Hsg. Auth., Cornerstone
 Village Apts., Ser. 2001B, A.M.T.   A-1+(d)       2.60        12/31/01      5,000          5,000,000
Torrance, Hosp. Rev., Little
 Company of Mary Hospital,
 Ser. 92, F.R.W.D.                   A-1+(d)       1.85         9/06/01      5,000          5,000,000
Tri City Hosp. Dist. Rev.,
 Ser. 1991, M.B.I.A.                 NR            7.50         2/01/02      3,000(c)       3,114,294
Walnut Valley Unified Sch. Dist.,
 Sch. Fac. Bridge Fdg. Prog.,
 Ser. 1998, F.R.W.D., F.S.A.,
 C.O.P.                              VMIG1         2.25         9/06/01      6,235          6,235,000
                                                                                         ------------

    10                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Portfolio of Investments as of August 31, 2001 Cont'd.

                                     Moody's                              Principal
                                     Rating        Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)   Rate        Date       (000)          (Note 1)
----------------------------------------------------------------------------------------------------------
Total Investments  104.2%
 (cost $306,601,017;(e))                                                                 $306,601,017
Liabilities in excess of other
 assets  (4.2)%                                                                           (12,415,466)
                                                                                         ------------
Net Assets  100%                                                                         $294,185,551
                                                                                         ------------
                                                                                         ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     C.O.P.--Certificate of Participation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.N.M.A.--Federal National Mortgage Association.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
     F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Note(b).
     F.S.A.--Financial Security Assurance.
     G.O.--General Obligation.
     LLC--Limited Liability Company.
     M.B.I.A.--Municipal Bond Insurance Association.
     M.E.R.L.O.T.--Municipal Exempt Receipt--Liquid Optional Tender.
     R.I.B.S.--Residual Interest Bonds.
     T.E.C.P.--Tax-Exempt Commercial Paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(f) Indicates a security restricted as to resale. The aggregate cost of such securities was $10,595,000. The aggregate value of $10,595,000 was approximately 3.6% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     11

       Prudential California Municipal Fund     California Money Market Series
             Statement of Assets and Liabilities

                                                                   August 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $ 306,601,017
Cash                                                                       66,644
Receivable for Series shares sold                                       2,884,667
Interest receivable                                                     1,470,571
Other assets                                                                5,206
                                                                   ---------------
      Total assets                                                    311,028,105
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                   10,341,637
Payable for investments purchased                                       6,236,153
Management fee payable                                                    125,794
Dividends payable                                                          60,431
Accrued expenses                                                           33,205
Distribution fee payable                                                   31,448
Deferred trustee's fees                                                    13,886
                                                                   ---------------
      Total liabilities                                                16,842,554
                                                                   ---------------
NET ASSETS                                                          $ 294,185,551
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                 $   2,941,856
   Paid-in capital in excess of par                                   291,243,695
                                                                   ---------------
Net assets, August 31, 2001                                         $ 294,185,551
                                                                   ---------------
                                                                   ---------------
Net asset value, offering price and redemption price per share
   ($294,185,551 / 294,185,551 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                              $1.00
                                                                   ---------------
                                                                   ---------------

    12                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                      $ 9,344,112
                                                                   ---------------
Expenses
   Management fee                                                      1,407,374
   Distribution fee                                                      351,843
   Custodian's fees and expenses                                          73,000
   Transfer agent's fees and expenses                                     65,000
   Reports to shareholders                                                50,000
   Legal fees and expenses                                                38,000
   Registration fees                                                      36,000
   Trustees' fees and expenses                                            14,000
   Audit fee                                                              13,000
   Miscellaneous                                                           5,461
                                                                   ---------------
      Total expenses                                                   2,053,678
   Less: Custodian fee credit (Note 1)                                    (2,518)
                                                                   ---------------
       Net expenses                                                    2,051,160
                                                                   ---------------
Net investment income                                                  7,292,952
REALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                              (3,350)
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 7,289,602
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                     13

       Prudential California Municipal Fund     California Money Market Series
             Statement of Changes in Net Assets

                                                      Year Ended August 31,
                                                ----------------------------------
                                                     2001               2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $     7,292,952    $     8,313,848
   Net realized loss on investment
      transactions                                       (3,350)           (24,550)
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      7,289,602          8,289,298
                                                ---------------    ---------------
Dividends and distributions (Note 1)                 (7,289,602)        (8,289,298)
                                                ---------------    ---------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                  1,339,520,004      1,616,264,808
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   7,060,745          8,005,325
   Cost of shares reacquired                     (1,327,962,334)    (1,614,175,628)
                                                ---------------    ---------------
   Net increase in net assets from Series
      share transactions                             18,618,415         10,094,505
                                                ---------------    ---------------
Total increase                                       18,618,415         10,094,505
NET ASSETS
Beginning of year                                   275,567,136        265,472,631
                                                ---------------    ---------------
End of year                                     $   294,185,551    $   275,567,136
                                                ---------------    ---------------
                                                ---------------    ---------------

    14                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Notes to Financial Statements

      Prudential California Municipal Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series: California Series, California Income Series and California Money Market Series (the 'Series'). These financial statements relate to California Money Market Series. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 3, 1989.

      The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      The Series held illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). The restricted security held by the Series at August 31, 2001 includes registration rights under which the Series may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate taxpaying entity. It is the Series' policy to meet the
                                                                          15

       Prudential California Municipal Fund     California Money Market Series
             Notes to Financial Statements Cont'd.

requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Dividends:    The Series declares daily dividends from net investment
income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Effective November 1, 2001, PIFM's name will change to Prudential Investments LLC. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as Prudential Investment Corporation. The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to a plan of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIM, PIMS and PIFM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
    16

       Prudential California Municipal Fund     California Money Market Series
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended August 31, 2001, the Series incurred fees of approximately $61,900 for the services of PMFS. As of August 31, 2001, approximately $5,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          17

       Prudential California Municipal Fund     California Money Market Series
             Financial Highlights

                                                                     Year Ended
                                                                   August 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $    1.00
Net investment income and net realized gains                                .03
Dividends and distributions                                                (.03)
                                                                   ---------------
Net asset value, end of year                                          $    1.00
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           2.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 294,186
Average net assets (000)                                              $ 281,475
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .73%
   Expenses, excluding distribution and service (12b-1) fees                .60%
   Net investment income                                                   2.59%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.
    18                                     See Notes to Financial Statements

       Prudential California Municipal Fund     California Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .03                  .02                  .03                  .03
        (.03)                (.02)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.83%                2.34%                2.81%                2.85%
    $275,567             $265,473             $301,278             $285,280
    $299,602             $289,155             $287,250             $277,720
         .70%                 .71%                 .72%                 .73%
         .58%                 .59%                 .60%                 .61%
        2.77%                2.30%                2.77%                2.80%

    See Notes to Financial Statements                                     19

       Prudential California Municipal Fund     California Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Money Market Series (the 'Fund', one of the portfolios constituting Prudential California Municipal Fund) at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2001
    20

       Prudential California Municipal Fund      California Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2001) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that for the year ended August 31, 2001, dividends paid from net investment income totaling $.03 per share were all federally tax-exempt interest dividends.
                                                                          21

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment
   Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

DISTRIBUTOR
Prudential Investment
  Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols  NASDAQ     CUSIP
              PCLXX    744313503

MF139E   (LOGO) Printed on Recycled Paper